UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 09/30

Date of reporting period: 09/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2014

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 17, 2014

“$100 a barrel is becoming the new $20.”

-John Watson, CEO of Chevron

Dear Appleseed Shareholder,

During Q3 2014, and especially in September, commodities experienced a sudden correction that continues as of this writing. With the dollar increasing by almost 10% in value versus other currencies since the end of June 2014, the financial markets are experiencing a wave of asset price deflation, similar to what occurred during 2008, albeit with far less magnitude (so far). From their recent peaks in May and June, oil prices have declined by over 20%; corn prices have declined by 22% to $3.54/bushel; the price of gold has declined 10% to $1,200/ounce.

We have material commodity exposure in Appleseed Fund’s portfolio. We are significantly underweight direct exposure to energy companies, but we have significant indirect exposure to the price of oil through the Fund’s holdings of trusts that own gold bullion and through the Fund’s ownership of companies operating in the agricultural sector and the alternative energy sector. These holdings have performed poorly this quarter and this year. Our exposure to commodity related stocks today reflects our view that it is one of the few sectors where companies can be purchased cheaply. All else being equal, if we had to choose between a defensive healthcare sector stock and a more cyclical energy-related stock, we would prefer to own a healthcare stock. However, defensive stocks, such as pharmaceutical companies and food companies, are generally speaking expensively priced today.

We have communicated in past letters that we are going to occasionally experience bouts of deflation; we have also communicated our view that these waves should be temporary in nature. The long-term goal of policy makers is to re-flate the economy; i.e., to gradually depreciate the dollar. A rising dollar hurts corporate profits, makes our exports less competitive, reduces tax revenues, and increases the loan-to-value ratio of real estate mortgages. In a highly indebted economy like the United States, a rapid increase in the value of the dollar is problematic. During the financial crisis of 2008-2009, when the dollar surged against most financial assets, legislators and the Federal Reserve took unprecedented steps to deflate the dollar and reflate the economy. Policymakers are currently watching the rising dollar with growing concern.

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What has caused the recent rise in the dollar? We believe the causes of recent dollar strength include a softening of the economy in China due to their weakening real estate prices, economic challenges in Europe due to Russia sanctions and tepid growth, and/or investors selling assets for dollars in anticipation of the end of quantitative easing (QE) by the Fed. We do not know when the dollar will stop rising, but financial market trends often go further than expected.

Looking at the long-term supply side of commodities, we believe oil, corn, and precious metals are all inexpensive relative to stocks and bonds. Our long-term investment thesis is based on a view that, as the world population grows and as millions of emerging market consumers enter the middle class every year, demand for commodities should continue to increase. At the same time, it is becoming increasingly expensive to produce oil, which, in turn, drives the price of all other commodities.

Since 1998, the price of oil has increased by a factor of more than 7x, representing a compound annual growth rate (CAGR) in price of more than 13% per annum, even after the recent correction. Of course, the growth rate in the oil price has not been a steady one – investors have experienced bouts of volatility over the years. Importantly, since 1999, commodity prices have significantly outperformed stocks. In the chart above, you can see the ratio between the Dow Jones Industrial Index (DJIA) and the ICE Continuous Commodity Index. Since 1999, the ratio has been declining as commodity prices have appreciated far more quickly than the Dow. This trend reversed in 2011 and the Dow/commodities ratio increased coincident with the U.S. shale oil production boom, which has helped to put a short-term ceiling on oil prices and helped to boost corporate profit margins.

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The chart to the right demonstrates the enormous jump of U.S. crude oil production (highlighted in red) that has occurred just since 2011. In North Dakota and Texas, oil producers have invested billions of dollars to produce shale oil, resulting in a sharp increase of domestic oil production, a commensurate decline in oil imports, and an improved trade deficit.

With the rise in the price of oil over the past fifteen years, we have been seeing all kinds of developments, including increased conservation, the rise of GPS and ride sharing, more commuters on bicycles, and a significant increase in the use of hybrid and electric vehicles. These developments are making transportation systems and the economy more energy efficient. Despite these measures, however, global demand for oil has continued to increase, driven by the growth of China and India and other emerging markets where consumers are purchasing more automobiles and eating more hamburgers than they were a decade ago. And, as a result, China has now surpassed the United States as the largest importer of crude oil.

While we remain cautious on the U.S. economy, we also remain, at the same time, bullish on commodity prices in general and oil prices, specifically. Our logic is that the gigantic rise of the price of oil since 1998 has occurred because the world’s cheap-to-produce oil is depleting rapidly, and new oil projects are becoming increasingly expensive to develop. While conservation activity and alternative forms of transportation have reduced U.S. oil demand in recent years, they have not offset the fact that it is simply much more costly

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to extract oil from the tar sands of Canada, from the Gulf of Mexico seven to ten miles below the ocean’s surface, or from the Bakken and Eagle Ford shale oil basins. Indeed, the primary reason that producers have been exploring for oil in these areas is because oil prices have consistently exceeded $90/barrel on average. A higher oil price enables profitable production in expensive-to-drill areas, albeit with very costly environmental externalities. While we have no view on where oil prices are going in the short-term, we remain convinced that oil prices are likely to increase in the long-term, because the marginal cost of oil is roughly $100/barrel and rising every year at a rate that significantly exceeds the CPI index. According to Barclays Capital, exploration and production capital expenditures per barrel of oil produced increased at a compound annual growth rate of 10.9% between 1999 and 2013. We do not know what this growth rate will be going forward, but 5-10% per year is probably a reasonable assumption. We have listed below some of our reasons for expecting a continued rise in oil prices:

•	Shale oil is costly and unsustainable: We estimate that the marginal cost of producing shale oil today is $85 to $90 per barrel, because the process is capital intensive, energy intensive, water intensive, chemical intensive, and sand intensive – to say nothing of the considerable safety and environmental risks involved.

After drilling begins, the productivity of the typical oil shale well declines by 80% after two years, reflecting why the growth of oil production has been driven by an exponential increase in the number of deployed rigs (see the steep production decline curve chart shown above). For every well that is no longer producing much oil because it is three or more years old, producers are drilling two or three new wells. Just to sustain current production levels in the Bakken, thousands of new wells need to be drilled every year. Thus, we have drawn a couple of important conclusions about shale oil drilling:

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a)	Marginal production costs should rise over time because each new well should be drilled on the periphery and should generate lower economic returns compared to the previous well, unless oil prices rise.

b)	At some point, shale oil logistics could become too difficult because there simply will be too many wells. Supply chain bottlenecks should increase with rail, with roads, and with inputs like water and sand that should increase costs, create environmental problems, and limit continued growth.

c)	Sometime between 2016 and 2022, U.S. shale oil production should start to decline, most probably steeply, resulting in a jump in oil imports, increasing U.S. energy costs, and resulting in a deterioration of our trade deficit.

•	The integrated oil companies (“IOCs”) break-even at $100+/barrel of oil: IOCs operate in difficult to access areas like deep-water Gulf of Mexico, and, as a group, they need an oil price of roughly $110/barrel of oil in 2015 in order to generate a level of operating cash flow where they can pay their dividends and make necessary capital expenditures.[1] Since 2009, IOC capital expenditure productivity has been poor; IOC oil production has declined even as IOC capital expenditures have risen. Because IOCs’ free cash flow has been under pressure without rising oil prices, IOCs have been delaying and cancelling projects. This phenomenon should lead to better free cash flow in the near term; simultaneously, it should lead to a tighter oil market a couple of years from now as production continues to stagnate or decline. Eventually, at a Brent oil price of $125 to $130 per barrel, the IOCs should become incentivized to restart some of these projects.

•	Geopolitical instability is increasing: With China surpassing the United States as the world’s largest importer of oil, the United States appears to be taking a step back from its heavy engagement in the Middle East, notwithstanding President Obama’s recent decision to pursue airstrikes against ISIS. Unless China decides to play a more important role in promoting stability in the Middle East, we expect that geopolitical instability should remain elevated, which should support high oil prices.

[1]	Source: Jefferies Equity Research.

www.appleseedfund.com	(800) 470-1029

•	Oil producing governments want a high oil price: Oil magnate T. Boone Pickens has said that “when it comes to the world’s oil supply, there is no free market.” The government budgets of most oil producing countries vitally depend on oil revenues in order to fund initiatives, particularly in the aftermath of the 2011 Arab Spring. OPEC countries are likely to set production quotas over time which will facilitate global economic growth and also to allow them to meet their government budget commitments. At the current price of $89/barrel for Brent oil, few of these governments are operating above break-even.

Again, our investment thesis is that the long-term oil price should continue to rise due to the increasing marginal cost of supplying oil. In the short-term, we could see further declines in the price of oil, particularly if a recession occurs, but such a price decline would lead to an even tighter oil market down the road. As oil prices rise, we expect to see accelerating conservation and alternative energy innovation as the global economy becomes more energy efficient. Today, however, oil remains the world’s predominant transportation fuel.

www.appleseedfund.com	(800) 470-1029

Other Commodities

As the price of oil has corrected recently, so, too, has the price of gold. As we have explained in previous letters, the relationship between gold and oil tends to be stable over the long-term, and, in retrospect, it seems likely that the 2011 peak in gold prices coincided with the beginning of the current surge in U.S. shale oil production. Today, the ratio between gold and oil is in a normal range, suggesting to us that gold is likely to rise as the long-term price of oil rises, but with less price volatility compared to oil. We continue to retain our holdings of the precious metal trusts and remain bullish on the price of gold over the long term.

Like gold, the fortunes of many alternative energy companies are tied to the oil price. As oil prices increase, alternative energies and alternative modes of transportation become more attractive substitutes for consumers. Today we own Rentech (RTK), a leading producer of wood pellets, and Toyo Tanso (5310-Tokyo). Wood pellets are extremely dense and can be renewably produced with moisture content that allows them to be burned with a very high combustion efficiency and relatively low emissions levels. Wood pellet usage in Europe and Canada is a fast growing type of renewable energy, and Rentech is well positioned to capitalize on this growth in the years ahead. Toyo Tanso is a Japanese manufacturer of engineered isotrophic graphite, a key building block in the production of LED wafers, energy efficient semiconductors and photovoltaic solar cells. Demand for their products should increase as consumers and businesses increasingly rely on renewable energy resources as oil prices rise.

www.appleseedfund.com	(800) 470-1029

Agricultural commodities, too, are likely to move directionally with the price of oil, for several reasons. First, agricultural commodities and oil are both denominated in dollars. As the dollar rises in value (which is what it is doing today), the price of all commodities should decline, all other things being equal. Second, oil is used to run the tractors, combines, and other farm vehicles used in the farming process. As the oil price rises, so, too, does the marginal cost of farming. As demonstrated in the chart on the next page, corn is trading just above variable corn production costs and well below fully loaded production costs. Historically, this point has coincided with bottoms in corn prices during previous corrections.

In the last fifteen months, we have invested in several agricultural related companies, including Titan International (TWI), Mosaic Company (MOS), and Rentech. Our initial purchases occurred in 2013, after corn prices declined by 50% following the harvesting of a bumper crop. However, after another bin-busting record crop this year, corn prices have declined below even last year’s lows. Recent losses on our agriculture sector stocks have been painful to experience, as these cheap stocks have become even cheaper. Our plan is to remain patient and to take advantage of low prices to add to our positions – just as high corn prices were a temporary phenomenon, in all likelihood, so, too, are the low corn prices that we are experiencing today.

We began this letter with a chart that showed how commodities outperformed stocks between 1999 and 2011, and also how stocks have o u t p e r f o r m e d commodities since 2011. With the price of oil declining since 2011, corporate profit margins have increased and, at the same time, commodity price inflation has diminished. With moderate inflation and low interest rates, the stock market has remained buoyant. In recent letters, we have shared with you

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our view that the U.S. stock market is trading at a high valuation. While individual stocks can be purchased at a discount today, the overall market remains highly priced. We expect that, once oil prices resume an upward trajectory as a result of increasing marginal costs on the supply side, higher input costs will once again put pressure on corporate profit margins.

For all of the reasons mentioned in this letter, we believe an allocation to commodities, as a hedge against inflation, remains warranted. In addition, the commodity sector is one of the few areas of the market today where the prices paid by investors are inexpensive.

Performance and Portfolio Changes

Over the past twelve months, Appleseed Fund (Investor Class) has generated an absolute return of 2.85%, underperforming the MSCI World Index, which generated a total return of 12.20%. Our overweight position in cash, short term bonds, and gold have detracted from the Fund’s relative performance given the strong performance of the stock market. Stocks have been the place to be, and we have been net sellers over the past twelve months.

Appleseed Fund continues to exceed our long-term goal of outperforming the market. Through September 30, 2014, Appleseed Fund (Investor Class) has outperformed the MSCI World Index by more than 3.5% per annum on average since its 2006 inception.

Within our equity portfolio, the most significant detractors to performance over the past year have been Titan International, Avon Products (AVP), and Western Union (WU). We already discussed Titan and the decline of agricultural sector stock prices coincident with the decline of corn prices. Avon Products has been hurt because the majority of its earnings are generated in emerging market currencies such as the Brazilian Real, which have declined versus the dollar over the past year, depressing earnings. At the same time, the company’s turnaround in several other countries is taking longer than expected. Avon is a strong franchise business and, for the time being, we are remaining patient. Western Union is a great business and a core holding in our portfolio, and the company’s intrinsic value, in our estimation, has increased over the past year, despite the weakness in the stock price over the past twelve months.

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The biggest contributors to the Fund’s performance over the past year were Teva Pharmaceuticals (TEVA), John B. Sanfilippo (JBSS), and Nabors Industries (NBR). The fundamentals of Teva have improved considerably since our initial purchase in 2013. At the present moment, Copaxone, the company’s flagship MS drug, still has no generic competition, and the company successfully launched a 3x/week version of Copaxone with extended patent protection. At the same time, the company’s pipeline is focused and robust, and it should generate material incremental business for the company over the next five years. Teva’s Board may also be ready to implement governance reforms. John B. Sanfilippo’s intrinsic value has increased considerably over the past twelve months, as the company’s Fisher brand has surpassed Diamond to become the number one recipe nut brand in the United States, and we expect there are further market share gains to come. We also expect Appleseed Fund shareholders will likely receive another special dividend from John B. Sanfilippo during the December quarter. Finally, the stock price of Nabors Industries increased far faster than any increases in intrinsic value, which were driven in part by earnings improvement in the international business, and we have been trimming our position fairly aggressively over the course of the year.

During the past three months, we sold the Fund’s remaining position in Herbalife (HLF). Herbalife generated a substantial profit for Fund shareholders during the twelve months that we owned the stock.

We have initiated a recent position in Samsung (005930- Korea). Samsung is a well known and well respected global brand, with market share leadership across many product categories, including display panels, smart phones, DRAM memory, NAND flash memory, and appliances. Profit margins in its IT and Mobile business segment are declining from peak levels and investors are selling the stock, afraid of owning a company that will likely not experience earnings growth in 2014. We are looking further than the next quarter or two, and we believe the company’s long-term prospects are excellent, given the difficult-to-replicate competitive advantages that the company enjoys across most of its business lines. Samsung is now a top ten holding for Appleseed Fund.

www.appleseedfund.com	(800) 470-1029

Finally, we initiated a position in Aggreko PLC (AGK-LON). Based in Scotland, Aggreko rents out short-term power and temperature control equipment. The company has a good balance sheet and a strong competitive moat based on superior economies of scale that should allow it to generate attractive rates of return for many years. We purchased our initial position amid investor worries that Scotland was going to declare its independence from the United Kingdom.

* * * * * * *

At the end of September, we made an announcement that, as of October 1, 2014, we were lowering the Fund’s expense cap (and thus its net expense ratio) across both share classes by four basis points. Appleseed Fund is a larger mutual fund than it was a few years ago, and, as the scale of the Fund has increased, we would like to pass on some of the savings to Appleseed’s investors.

We have said in the past that, as portfolio managers, we “eat our own cooking” by investing in Appleseed Fund with our own capital. Over the past year, all three of us have personally purchased additional shares in the Appleseed Fund. We are deeply appreciative of your decision to entrust Appleseed Fund with a portion of your assets, and we know in some cases that you now have owned shares for more than five years. Our purchases reflect our own commitment to be as aligned as we can be with Appleseed Fund shareholders.

We continue to deploy the Fund’s capital with prudence, with discipline, and with an understanding of the importance of our task to your financial well-being. If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

www.appleseedfund.com	(800) 470-1029

Thank you again for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The following holding percentages are for each equity mentioned in the presentation as of 09/30/2014; By Ticker Symbol; TWI 3.3%, MOS 4.1%, RTK 1.7%, 005930-KR 3.4%, AVP 1.13%, WU 3.30%, TEVA 4.10%, JBSS 3.93%, NBR 1.52% AGK-LON 2.98%. All of the following were liquidated by 9/30/2014; HLF.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(For the periods ended September 30, 2014)

	One Year	Five Years	Since Inception**
Appleseed Fund - Investor Class	2.85%	8.47%	7.64%
MSCI World Index ***	12.20%	10.86%	4.08%

Total annual operating expenses, as disclosed in the Fund’s prospectus supplement dated October 1, 2014, were 1.46% of average daily net assets for the Investor Class (1.35% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through January 31, 2016.

Average Annual Total Returns*

(For the periods ended September 30, 2014)

	One Year	Since Inception**
Appleseed Fund - Institutional Class	3.10%	8.52%
MSCI World Index ***	12.20%	9.92%

Total annual operating expenses, as disclosed in the Fund’s prospectus supplement dated October 1, 2014, were 1.21% of average daily net assets for the Institutional Class (1.10% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through January 31, 2016.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Investor Class commenced operations on December 8, 2006. The Institutional class commenced operations on January 31, 2011.
***	The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through September 30, 2014. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2014. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management. The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2014 to September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

SUMMARY OF FUND EXPENSES – continued (Unaudited)

Appleseed Fund - Investor Class	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period April 1, 2014 – September 30, 2014*
Actual	$1,000.00	$979.00	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.72	$6.40

*	Expenses are equal to the Investor Class annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period April 1, 2014 – September 30, 2014*
Actual	$1,000.00	$979.70	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$5.14

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2014

	Shares	Fair Value
Common Stocks - 56.30%
Business Services - 4.13%
Staples, Inc.	516,280	$6,246,988
Sykes Enterprises, Inc. *	95,042	1,898,939
Yusen Logistics Co. Ltd. (a)	365,300	3,849,645

		11,995,572

Consumer Discretionary - 3.23%
FTD Companies, Inc. *	275,531	9,398,362

Consumer Staples - 5.12%
Avon Products, Inc.	262,405	3,306,303
Female Health Co./The	37,600	131,224
John B. Sanfilippo & Son, Inc.	353,199	11,429,520

		14,867,047

Energy - 3.03%
McDermott International, Inc. *	764,541	4,373,175
Nabors Industries Ltd. (a) (b)	195,052	4,439,384

		8,812,559

Financials - 8.90%
Sberbank of Russia ADR (a)	693,300	5,454,884
Western Union Co./The	598,993	9,607,848
Willis Group Holdings PLC (a)	260,550	10,786,770

		25,849,502

Health Care Services - 0.47%
PDI, Inc. *	570,518	1,369,243

Industrials - 9.07%
Aggreko PLC (a)	345,354	8,666,742
Titan International, Inc.	823,543	9,734,278
Toyo Tanso Co. Ltd. (a)	385,000	7,960,071

		26,361,091

Information Technology - 7.11%
Samsung Electronics Co. Ltd. (a)	9,000	10,098,081
Teradata Corp. *	252,200	10,572,224

		20,670,305

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2014

	Shares	Fair Value
Common Stocks - 56.30% – continued
Materials - 5.89%
Mosaic Co./The	270,078	$11,994,164
Rentech, Inc. *	2,994,340	5,120,321

		17,114,485

Pharmaceuticals - 6.77%
Novartis AG ADR (a) (c)	82,250	7,742,193
Teva Pharmaceutical Industries Ltd. ADR (a)	222,059	11,935,671

		19,677,864

Telecommunication Services - 2.58%
SK Telecom Co. Ltd. ADR (a)	247,245	7,501,413

TOTAL COMMON STOCKS (Cost $142,099,969)		163,617,443

Closed-End Trusts - 19.02%
Central GoldTrust (a) (d) *	841,422	34,834,871
Sprott Physical Gold Trust (a) (d) *	2,050,365	20,442,139

TOTAL CLOSED-END TRUSTS (Cost $65,253,524)		55,277,010

	Principal Amount
U.S. Government Securities - 7.25%
U.S. Treasury Note, 0.375%, 08/31/2015	$3,000,000	3,007,794
U.S. Treasury Note, 0.250%, 09/30/2015	4,000,000	4,005,000
U.S. Treasury Note, 0.250%, 10/15/2015	3,000,000	3,003,516
U.S. Treasury Note, 1.250%, 10/31/2015	3,000,000	3,035,214
U.S. Treasury Note, 0.375%, 11/15/2015	5,000,000	5,010,545
U.S. Treasury Note, 0.250%, 12/15/2015	3,000,000	3,001,347

TOTAL U.S. GOVERNMENT SECURITIES (Cost $21,033,336)		21,063,416

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2014

	Principal Amount	Fair Value
Corporate Bonds - 5.89%
Consumer Discretionary - 0.73%
Hanesbrands, Inc., 6.375%, 12/15/2020	$2,000,000	$2,114,000

Consumer Staples - 0.70%
Avon Products, Inc., 2.375%, 03/15/2016	2,000,000	2,020,732

Financials - 3.71%
AON Corp., 3.500%, 09/30/2015	2,820,000	2,898,937
Prudential OLC, 11.750%, 12/29/2049 (a)	2,750,000	2,814,488
Volkswagen Financial Services NV, 4.000%, 10/14/2015 (e)	11,300,000	1,802,219
Western Union Co./The, 5.930%, 10/1/2016	3,000,000	3,272,628

		10,788,272

Pharmaceuticals - 0.76%
Teva Pharmaceutical Industries Ltd., 2.400%, 11/10/2016 (a)	2,145,000	2,201,540

TOTAL CORPORATE BONDS (Cost $17,372,665)		17,124,544

Foreign Government Bonds - 1.69%
Singapore Government Bond, 2.500%, 06/1/2019 (f)	6,000,000	4,906,370

TOTAL FOREIGN GOVERNMENT BONDS (Cost $5,054,582)		4,906,370

Certificates of Deposit - 1.12%
Beneficial Bank, 0.070%, 12/4/2014 (g)	501,100	501,100
Community Bank, 0.750%, 09/24/2015 (g)	1,007,507	1,007,507
New Resource Bank, 0.050%, 10/18/2014	249,177	249,177
One Pacific Bank, 0.150%, 10/18/2014	250,000	250,000
Self-Help Federal Credit Union, 0.250%, 11/15/2014	250,000	250,000
Self-Help Federal Credit Union, 0.250%, 11/28/2014	250,000	250,000
Sunrise Bank, 0.050%, 10/2/2014 (g)	500,478	500,478
Sunrise Bank, 0.118%, 10/3/2014	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,258,262)		3,258,262

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2014

	Shares	Fair Value
Money Market Securities - 8.95%
Federated Government Obligations Fund - Institutional Shares, 0.01% (h)	26,005,848	$26,005,848

Total Money Market Securities (Cost $26,005,848)		26,005,848

Total Investments - Long - 100.22% (Cost $280,078,186)		291,252,893

Total Investments - Short - (0.84)% (Proceeds Received $2,530,716)		(2,432,100)

Total Written Options - (0.00)% (Premiums Received $142,896)		(6,325)

Other Assets in Excess of Liabilities - 0.62%		1,802,742

TOTAL NET ASSETS - 100.00%		$290,617,210

(a)	Foreign security denominated in U.S. dollars.
(b)	All or a portion of the security is held as collateral for written call options.
(c)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on September 30, 2014, was $7,742,193.
(d)	Passive Foreign Investment Company
(e)	Foreign-denominated security. Principal amount is reported in Norwegian Krone.
(f)	Foreign-denominated security. Principal amount is reported in Singapore Dollars.
(g)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC insured.
(h)	Rate disclosed is the seven day yield as of September 30, 2014.
*	Non-income producing security.
ADR	- American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2014

	Shares	Fair Value
Exchange-Traded Funds - (0.84%)
Energy - (0.84)%
United States Natural Gas Fund, L.P.	(110,000)	$(2,432,100)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $2,530,716)		(2,432,100)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF WRITTEN OPTIONS

September 30, 2014

	Outstanding Contracts	Fair Value
Written Call Options - (0.00%)
Nabors Industries Ltd./January 2015/ Strike Price $33.00 (a)	(1,150)	$(6,325)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $142,896)		(6,325)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF FUTURES CONTRACTS

September 30, 2014

Short Futures Contracts	Number of (Short) Contracts	Underlying Face Amount at Fair Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures Contract December 2014	(55)	$(5,565,656)	$42,510
Euro Currency Futures Contract December 2014	(81)	(12,792,938)	335,614
Japanese Yen Currency Futures Contract December 2014	(64)	(7,296,000)	313,384

Total Short Futures Contracts	(200)		$691,508

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

Assets
Investments in securities at fair value (Cost $280,078,186)	$291,252,893
Cash	11,703
Cash restricted at broker for securities sold short	1,988,593
Cash held at broker (a)	380,250
Receivable for fund shares sold	209,846
Receivable for investments sold	2,829,774
Dividends receivable	174,090
Interest receivable	337,023
Receivable for net variation margin on futures contracts	101,056
Prepaid expenses	13,921

Total Assets	297,299,149

Liabilities
Investment securities sold short, at fair value (proceeds $2,530,716)	2,432,100
Options written, at fair value (premium received $142,896)	6,325
Payable for fund shares redeemed	278,001
Payable for investments purchased	3,678,445
Payable to Adviser	171,122
Payable for Administration Plan fees, Investor Class	36,031
Payable to administrator, fund accountant, and transfer agent	28,159
Payable to custodian	7,405
Payable to trustees and officers	3,211
Other accrued expenses	41,140

Total Liabilities	6,681,939

Net Assets	$290,617,210

Net Assets consist of:
Paid-in capital	$255,733,828
Accumulated undistributed net investment (loss)	36,981
Accumulated undistributed net realized gain from investment transactions	22,749,507
Net unrealized appreciation (depreciation) on:
Investment securities	11,174,707
Securities sold short	98,616
Written options	136,571
Foreign currency translation	(4,508)
Futures contracts	691,508

Net Assets	$290,617,210

Net Assets: Investor Class	$169,902,905

Shares outstanding (unlimited number of shares authorized, no par value)	12,171,707

Net asset value and offering price per share	$13.96

Redemption price per share ($13.96 * 98%) (b)	$13.68

Net Assets: Institutional Class	$120,714,305

Shares outstanding (unlimited number of shares authorized, no par value)	8,610,440

Net asset value and offering price per share	$14.02

Redemption price per share ($14.02 * 98%) (b)	$13.74

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2014

Investment Income
Dividend income (net of foreign taxes withheld of $263,564)	$4,301,188
Interest income	584,267

Total investment income	4,885,455

Expenses
Investment Adviser fee	3,052,155
Administration plan fee, Investor Class	555,086
Administration expenses	171,925
Fund accounting expenses	91,820
Transfer agent expenses	74,426
Legal expenses	49,897
Registration expenses	36,256
Custodian expenses	43,716
Audit expenses	18,000
Trustee expenses	16,294
Insurance expenses	20,681
Pricing expenses	3,561
Report printing expenses	64,884
CCO expenses	7,153
Miscellaneous expenses	27,454
Other expense - short sale and interest expense	61,366

Total Expenses	4,294,674
Fees waived and expenses reimbursed by Adviser	(657,451)

Net operating expenses	3,637,223

Net Investment Income	1,248,232

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	28,674,435
Written options	548,713
Foreign currency translations	(143,907)
Futures contracts	(454,601)
Change in unrealized appreciation (depreciation) on:
Investment securities	(23,045,906)
Securities sold short	199,781
Written options	136,571
Foreign currency translations	(4,789)
Futures contracts	1,784,253

Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	7,694,550

Net increase in net assets resulting from operations	$8,942,782

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,248,232	$1,008,643
Net realized gain on investment securities, written options, foreign currency translations and futures contracts	28,624,640	23,572,596
Change in unrealized appreciation (depreciation) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	(20,930,090)	18,775,715

Net increase in net assets resulting from operations	8,942,782	43,356,954

Distributions
From net investment income - Investor Class	(47,752)	(3,549,991)
From net investment income - Institutional Class	(150,288)	(618,297)
From net realized gains - Investor Class	(20,408,857)	(4,363,755)
From net realized gains - Institutional Class	(4,766,926)	(760,029)

Total distributions	(25,373,823)	(9,292,072)

Capital Transactions - Investor Class
Proceeds from shares sold	39,733,297	66,160,736
Reinvestment of distributions	20,209,627	7,770,528
Amount paid for shares redeemed	(127,273,258)	(58,245,038)
Proceeds from redemption fees (a)	11,539	25,065

Total Investor Class	(67,318,795)	15,711,291

Capital Transactions - Institutional Class
Proceeds from shares sold	81,696,166	18,609,328
Reinvestment of distributions	4,796,457	1,362,683
Amount paid for shares redeemed	(15,904,762)	(4,209,907)
Proceeds from redemption fees (a)	11,400	1,446

Total Institutional Class	70,599,261	15,763,550

Net increase in net assets resulting from capital transactions	3,280,466	31,474,841

Total Increase (Decrease) in Net Assets	(13,150,575)	65,539,723

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the Year	For the Year
	Ended	Ended
	September 30,	September 30,
	2014	2013
Net Assets
Beginning of period	303,767,785	238,228,062

End of period	$290,617,210	$303,767,785

Accumulated undistributed net investment income (loss) included in net assets at end of period	$36,981	$(2,266,977)

Share Transactions - Investor Class
Shares sold	2,757,554	4,780,176
Shares issued in reinvestment of distributions	1,478,393	609,453
Shares redeemed	(8,911,035)	(4,251,012)

Total Investor Class	(4,675,088)	1,138,617

Share Transactions - Institutional Class
Shares sold	5,701,653	1,337,102
Shares issued in reinvestment of distributions	350,106	106,543
Shares redeemed	(1,101,250)	(303,915)

Total Institutional Class	4,950,509	1,139,730

Net increase in shares outstanding	275,421	2,278,347

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendars days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended	Year ended
	September 30,	September 30,
	2014	2013
Selected Per Share Data:
Net asset value, beginning of year	$14.80	$13.07
Income from investment operations:
Net investment income (loss)	0.03	0.07
Net realized and unrealized gain (loss) on investments	0.36	2.17

Total from investment operations	0.39	2.24

Less distributions to shareholders:
From net investment income	— (c)	(0.23)
From net realized gain	(1.23)	(0.28)

Total distributions	(1.23)	(0.51)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of year	$13.96	$14.80

Total Return (d)	2.85%	17.79%
Ratios and Supplemental Data:
Net assets, end of year (000)	$169,903	$249,372
Ratio of net expenses to average net assets (e)	1.26%	1.29%
Ratio of net expenses to average net assets (excluding short sale and interest expense) (e)	1.24%	1.24%
Ratio of net expenses to average net assets before waiver and reimbursement (e)	1.48%	1.51%
Ratio of net investment income (loss) to average net assets (e)	0.40%	0.34%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	0.18%	0.12%
Portfolio turnover rate	53%	63%

(a)	Net investment income per share is based on average shares outstanding during the year.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the year. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)	Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund’s expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund’s expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.

See accompanying notes which are an integral part of these financial statements.

Year ended September 30, 2012	Year ended September 30, 2011		Year ended September 30, 2010

$12.32	$12.45		$11.46

0.05 (a)	0.04		0.07 (a)
1.44	0.06	(b)	0.95

1.49	0.10		1.02

(0.12)	(0.12)		(0.02)
(0.63)	(0.11)		(0.02)

(0.75)	(0.23)		(0.04)

0.01	—	(c)	0.01

$13.07	$12.32		$12.45

12.86%	0.74%		9.03%

$205,232	$168,961		$125,686
1.25%	1.24	%(f)	1.24%
1.24%	1.24%		1.24%
1.52%	1.48%		1.32%
0.38%	0.25%		0.54%
0.11%	0.01%		0.46%
76%	68%		61%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND —

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

Year ended
September 30,
2014
Selected Per Share Data:
Net asset value, beginning of period	$14.86

Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain (loss) on investments	0.30

Total from investment operations	0.43

Less Distributions to shareholders:
From net investment income	(0.04)
From net realized gain	(1.23)

Total distributions	(1.27)

Paid in capital from redemption fees	— (c)

Net asset value, end of period	$14.02

Total Return (d)	3.10%
Ratios and Supplemental Data
Net assets, end of period (000)	$120,714
Ratio of expenses to average net assets (f)	1.01%
Ratio of net expenses to average net assets (excluding short sale and interest expense) (f)	0.99%
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.23%
Ratio of net investment income (loss) to average net assets (f)	0.44%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	0.22%
Portfolio turnover rate	53%

(a)	For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

		For the
Year ended	Year ended	Period ended
September 30,	September 30,	September 30,
2013	2012	2011(a)

$13.09	$12.35	$12.59

0.08 (b)	0.08 (b)	0.05	(b)
2.20	1.44	(0.30)

2.28	1.52	(0.25)

(0.23)	(0.15)	—
(0.28)	(0.63)	—

(0.51)	(0.78)	—

— (c)	— (c)	0.01

$14.86	$13.09	$12.35

18.07%	13.00%	(1.91	)%(e)

$54,396	$32,996	$11,856
1.04%	1.01%	0.99	%(g)
0.99%	0.99%	0.99	%(g)
1.26%	1.27%	1.34	%(g)
0.55%	0.64%	0.58	%(g)
0.33%	0.38%	0.23	%(g)
63%	76%	68	%(e)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2014

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s Investment Adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended September 30, 2014, the Fund made the following reclassifications to increase(decrease) the components of net assets:

	Accumulated	Accumulated Net
	Undistributed Net	Realized Gain (Loss)
Paid-in Capital	Investment Income	from Investments
$159,918	$1,253,766	$(1,413,684)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds, gold trusts, limited partnerships, and closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, foreign government bonds and U.S. Government Securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Option contracts are generally valued using the closing price based on quoted data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014.

Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$163,617,443	$—	$—	$163,617,443
Closed-End Trusts	55,277,010	—	—	55,277,010
U.S. Government Securities	—	21,063,416	—	21,063,416
Corporate Bonds*	—	17,124,544	—	17,124,544
Foreign Government Bonds	—	4,906,370	—	4,906,370
Certificates of Deposit	—	3,258,262	—	3,258,262
Money Market Securities	26,005,848	—	—	26,005,848
Short Futures Contracts**	691,508	—	—	691,508

Total	$245,591,809	$46,352,592	$—	$291,944,401

*	Refer to Schedule of Investments for industry classifications.
**	The amount shown represents the gross unrealized appreciation of the futures contracts.

Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Exchange-Traded Funds	$(2,432,100)	$—	$—	$(2,432,100)
Written Option Contracts	(6,325)	—	—	(6,325)

Total	$(2,438,425)	$—	$—	$(2,438,425)

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2014.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2014, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2014, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2014.

At September 30, 2014:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Foreign Exchange Risk:
Short currency futures contracts	Receivable for net variation margin on futures contracts	$101,056
Equity Price Risk:
Written option contracts	Options written, at fair value	$(6,325)

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the fiscal year ended September 30, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on futures contracts	451	598	$(454,601)	$1,784,253
Equity Price Risk:
Written option contracts	Net realized and unrealized gain (loss) on written options	4,261	3,111	$548,713	$136,571

Balance Sheet Offsetting Information

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

Futures Contracts				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Short currency futures contracts	$101,056	$—	$101,056	$—	$101,056	$—

Written option contracts				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Written option contracts	$6,325	$—	$6,325	$6,325	$—	$—

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Transactions in written options by the Fund during the fiscal year ended September 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2013	—	—
Options written	4,261	1,982,786
Options closed	(3,111)	(1,839,890)
Options exercised	—	—

Options outstanding at September 30, 2014	1,150	142,896

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. Effective October 1, 2014, the Adviser has contractually agreed to lower its management fee from 1.00% to 0.85%. For the fiscal year ended September 30, 2014, before the waiver described below, the Adviser earned a fee of $3,052,155 from the Fund. Effective October 1, 2014, the Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2016, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.95% of the Fund’s average daily net assets. Prior to October 1, 2014, the Fund’s expense cap was 0.99%. For the fiscal year ended September 30, 2014, the Adviser waived fees of $657,451. At September 30, 2014, the Adviser was owed $171,122 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2014 are as follows:

Amount	Recoverable through September 30,
$573,176	2015
$603,276	2016
$657,451	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2014, HASI earned fees of $171,925 for administrative services provided to the Fund. At September 30, 2014, the Fund owed HASI $14,396 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund’s shares.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2014, HASI earned fees of $74,426 from the Fund for transfer agent services. For the fiscal year ended September 30, 2014, HASI earned fees of $91,820 from the Fund for fund accounting services. At September 30, 2014, the Fund owed HASI $5,809 for transfer agent services and $7,954 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2014. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements.

For the fiscal year ended September 30, 2014, the Investor Class incurred Service fees of $555,086. At September 30, 2014, $36,031 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund does not currently intend to activate the Plan prior to January 31, 2015.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2014, purchases and sales of investment securities, other than short-term investments and short securities were as follows:

Purchases
U.S. Government Obligations	$21,062,106
Other	122,000,965
Sales
U.S. Government Obligations	$3,002,695
Other	155,793,641

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2014, Pershing LLC, for the benefit of its customers, owed 27.21% of the Fund. As a result Pershing LLC may be deemed to control the Fund.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 9. FEDERAL TAX INFORMATION

At September 30, 2014, the appreciation (depreciation) of investments, including securities sold short, written options and futures contracts, for tax purposes, was as follows:

Amount
Gross Appreciation	$30,017,261
Gross (Depreciation)	(18,656,864)

Net Appreciation on Investments	$11,360,397

At September 30, 2014, the aggregate cost of securities, net of proceeds for securities sold short and written options, for federal income tax purposes, was $277,449,563.

The tax characterization of distributions for the fiscal years ended September 30, 2014 and 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	$6,354,328	$9,201,418
Long-term Capital Gain	19,019,495	90,655

	$25,373,823	$9,292,073

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,431,390
Undistributed long-term capital gains	21,174,356
Accumulated capital and other losses	(82,761)
Unrealized appreciation (depreciation)	11,360,397

$34,883,382

At September 30, 2014, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales of $44,833 and basis adjustments for investments in passive foreign investment companies.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2014

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2014, accumulated capital and other losses consist of:

Qualified Late Year Ordinary Losses	Capital Loss Carryforwards	Total
$82,761	$—	$82,761

As of September 30, 2014, the Fund does not have available any capital loss carryforwards.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2014, that would merit recognition or disclosure in the financial statements. Effective October 1, 2014, the Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2016, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.95% of the Fund’s average daily net assets.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, written options and futures contracts, of Appleseed Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 26, 2014

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

TRUSTEES AND OFFICERS – (Unaudited) continued

Independent Trustees (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

TRUSTEES AND OFFICERS – (Unaudited) continued

Interested Trustees & Officers (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Anti-Money Laundering Officer of Capitol Series Trust since September 2013; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012.
Zachary Richmond (Age – 34) Treasurer and Chief Financial Officer, August 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011, Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 39) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

OTHER FEDERAL TAX

INFORMATION – (Unaudited)

For the year ended September 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the year ended September 30, 2014, the Fund paid qualified dividend income of 45.4%.

For the year ended September 30, 2014, 43.2% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the year ended September 30, 2014, the Fund designated $19,019,495 as long-term capital gain distributions.

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited)

The Appleseed Fund’s shareholder report dated September 30, 2014

The Appleseed Fund is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Appleseed Fund and, as required by law, determines annually whether to approve the continuance of the Appleseed Fund’s management agreement with its investment adviser, Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Pekin Singer, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2014 via teleconference to consider the renewal of the management agreement between the Trust and Pekin Singer on behalf of the Appleseed Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) a detailed 15(c) letter to Pekin Singer requesting information that the Board likely would consider in renewing the management agreement, and Pekin Singer’s responses; (ii) a description of factors considered by the Board in approving the management agreement during the prior year; (iii) commentary prepared by Pekin Singer discussing the Appleseed Fund’s performance for the year ended May 31, 2014, factors affecting this performance, and why the performance varied from that of the Appleseed Fund’s benchmark; (iv) a schedule of the Appleseed Fund’s investments as of March 31, 2014; (v) a memorandum prepared by the Administrator comparing the Appleseed Fund’s performance returns to the returns of the Appleseed Fund’s benchmark, Morningstar category average, and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended May 31, 2014; comparing the Appleseed Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Appleseed Fund performance and volatility information as reported by Morningstar; (vi) information provided by Pekin Singer regarding the performance of, and advisory fees charged to, another account managed by Pekin Singer using a similar strategy as is used to manage the Appleseed Fund; (vii) a profitability analysis prepared by Pekin Singer with respect to the

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited) continued

Appleseed Fund; (viii) a soft dollar report for the Appleseed Fund prepared by Pekin Singer; (ix) Pekin Singer’s balance sheet as of March 31, 2014, and profit & loss statement for the year ended March 31, 2014; (x) a copy of the current management agreement and expense cap limitation agreement between the Trust and Pekin Singer on behalf of the Appleseed Fund; and (xi) a report prepared by the Trust’s Chief Compliance Officer summarizing his evaluation of Pekin Singer’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of Pekin Singer, including two of the Appleseed Fund’s portfolio managers (one of whom also serves a Co-CEO of Pekin Singer) and Pekin Singer’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on August 10 and 11, 2014, the Trustees met with Pekin Singer’s Chief Compliance Officer in person and were joined through teleconference by one of the Appleseed Fund’s portfolio managers, who also serves as Co-CEO of Pekin Singer. The Trust’s CCO also presented an updated report summarizing his evaluation of Pekin Singer’s compliance policies and procedures. At this meeting, and following discussions with the Pekin Singer representatives and the Trust’s CCO, the Trustees approved the continuation of the Trust’s management agreement with Pekin Singer on behalf of the Appleseed Fund for an additional year. The Trustees’ approval of the Appleseed Fund’s management agreement was based on a consideration of all the information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees reviewed Pekin Singer’s responses regarding the resources provided to the Appleseed Fund, and considered whether these resources are adequate in light of the desired growth in the level of the Appleseed Fund’s assets. The Trustees discussed with Pekin Singer the recent retirement of two of the Appleseed Fund’s five portfolio managers, and considered Pekin Singer’s explanation that this transition was part of its long-term generational transition. The Trustees also noted Pekin Singer’s representation that the three remaining portfolio managers have been the most active in the management of the Appleseed Fund since its inception, and that it thus does not expect this transition to result in any material changes in how the Appleseed Fund is managed or its investment strategy. The Trustees

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited) continued

also considered that Pekin Singer has recently hired an experienced CCO, who also serves as COO, and added a new investment analyst. The Trustees determined that Pekin Singer’s resources appear adequate, and specifically noted that Pekin Singer continues to provide the services and support of various administrative and professional staff, including three portfolio managers, its CCO and a Compliance Director.

(ii)	Fund Performance – The Trustees discussed the Appleseed Fund’s performance for periods ended May 31, 2014. The Trustees noted that, while the one-year performance of both Appleseed Fund share classes was the lowest in the peer group, both share classes had outperformed the peer group average and median over the longer three-year period and that Investor Class shares had outperformed over the five-year period (Institutional Class shares do not yet have a five-year performance record). The Trustees also considered that both share classes had underperformed the Appleseed Fund’s benchmarks, the MSCI World and S&P 500 Indices, over the one-, three- and five-year periods.

The Trustees considered Pekin Singer’s explanation that, over the one-year period, the Appleseed Fund’s heavy weighting to cash, fixed income securities, and gold had reduced performance relative to its equity-focused benchmark and peer group funds, which were generally more exposed to the rallying equity markets. The Trustees considered Pekin Singer’s explanation that it manages the Appleseed Fund with a long-term horizon, which means it may at times take a more conservative investment approach than other funds in its peer group. The Trustees also noted Pekin Singer’s representation that it manages another client portfolio using a similar strategy as is used to manage the Appleseed Fund, and this portfolio slightly outperformed the Appleseed Fund for the one-year period as a result of its lower exposure to gold and foreign equities and lower turnover rate.

(iii)	Fee Rate and Profitability – The Trustees noted that the Appleseed Fund’s net and gross advisory fees are above the level of the peer group average and median. The Trustees also noted that the Appleseed Fund’s total net expense ratio is slightly higher than the peer group average and median. The Trustees considered Pekin Singer’s explanation that screening potential investments against socially responsible investment guidelines requires it to spend additional time and incur additional expenses. The Trustees also considered Pekin Singer’s representation that it manages another client portfolio using a similar strategy as is used to manage the

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited) continued

Appleseed Fund, and that this portfolio is charged a higher management fee than the Appleseed Fund. The Trustees reviewed a profitability analysis prepared by Pekin Singer, which showed that, whether or not marketing expenses are taken into consideration, Pekin Singer is earning a profit as a result of managing the Appleseed Fund. The Trustees determined that this profit was not excessive.

The Trustees considered other potential benefits that Pekin Singer may receive in connection with its management of the Appleseed Fund. These benefits include third-party research obtained by soft dollars generated by certain Appleseed Fund transactions, which may be used to benefit the Appleseed Fund along with other Pekin Singer advisory clients. The Trustees noted that Pekin Singer directs the Appleseed Fund’s brokerage transactions to brokers who provide access to such research services, and reviewed a summary of Pekin Singer’s soft-dollar arrangements.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Pekin Singer as the Appleseed Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees considered that, though Pekin Singer is making a profit as a result of managing the Appleseed Fund, it does not appear to have begun to realize any significant economies of scale. The Trustees noted that Pekin Singer is still capping the Appleseed Fund’s expenses and, as a result, is not receiving its full advisory fee. The Trustees also considered Pekin Singer’s explanation that it will consider adding break points to its advisory fee to reduce expenses in the future if the Appleseed Fund continues to grow. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances–e.g., the growth of the Appleseed Fund—may render it appropriate to do so.

* * * *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and Pekin Singer on behalf of the Appleseed Fund.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Zachary Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

IRON STRATEGIC INCOME FUND

The Fund

The Iron Strategic Income Fund’s Institutional share Class returned 4.14% for the fiscal year ending September 30, 2014, compared to its Benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”), return of 7.71%. During the same period the Investor share class returned 3.77%. The Fund’s varying levels of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. While our adjusted credit exposure lowered our volatility compared to the credit markets, it also led to lower returns. Given the equity market’s strong performance, our Benchmark’s higher exposure to equities also contributed to the Fund’s relative underperformance.

The current fiscal year begins our ninth year managing the Iron Strategic Income Fund (“Fund”). Our goal is to manage the Fund to produce the best possible risk adjusted return over long term market cycles. Since the inception of the Fund, we have maintained a higher Sharpe Ratio (1.06 vs 0.64), lower volatility as measured by Standard Deviation (5.99% vs. 6.43%) and higher annualized total return (7.38% vs 5.28%) than that of our Benchmark. This has been accomplished while maintaining a low correlation of 0.16 to the Barclays U.S. Aggregate Bond Index, a broad measure of the fixed income universe. Low correlation can help to provide portfolio diversification, typically leading to an enhanced risk/return profile. Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of risk, while Standard Deviation depicts how widely a mutual fund’s returns varied over a certain period of time.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing attractive returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to 12.75% vs 19.68% for the Benchmark. While it is our belief that an absolute return focused fixed income strategy provides investors with better risk adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy may result in underperformance during a bull market.

Derivatives have played an integral role in managing the Fund since its inception. We believe derivatives should be used to manage the Fund’s risk/return profile. Our derivatives use has primarily been in the form of buying protection on the Markit CDX North America High Yield Index. This often proves to be a cost effective and expedient tool for reducing the Fund’s credit exposure rather than selling our current holdings. Overall, derivatives detracted from the Fund’s return performance for the year; however, they fulfilled their purpose by being an effective hedge against credit risk and provided the benefit of lowering the Fund’s overall volatility.

Markets

With low default rates, high recovery rates and healthy issuance, fundamentally the credit markets continue to look strong. We continue to expect uncertainty, as well as dislocations in supply/demand, to cause heightened volatility. The Taylor Rule, a guide

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IRON STRATEGIC INCOME FUND

for determining nominal interest rates created by economist John Taylor, continues to point to higher Fed Funds. While it is hard to say when and by how much, we expect to see continued shifts along the yield curve and believe this ongoing heightened volatility may present yield curve and relative value opportunities. It is against this backdrop that we expect to find various investment opportunities in the year to come.

Conclusion

We begin our 9th year managing the Fund with cautious optimism. We see a marketplace filled with opportunities and risks and stand ready to adjust our exposure in an effort to create meaningful returns while protecting capital. Our focus remains on attempting to mitigate market risk in an effort to create peace of mind investing.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

Iron Financial LLC

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IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Total Returns

(For the periods ended September 30, 2014)

	1 Year	Average Annual Returns
		5 Years	Since Inception (October 11, 2006)
Iron Strategic Income Fund – Institutional Class*	4.14%	6.04%	7.38%
Credit Suisse Hedge Fund Index**	7.71%	6.39%	5.28%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2014, were 1.65% of average daily net assets (1.15% excluding fees and expenses of underlying funds in which the Fund invests).

Total Returns

(For the periods ended September 30, 2014)

	1 Year	Average Annual Returns
		5 Years	Since Inception (February 2, 2009)
Iron Strategic Income Fund – Investor Class*	3.77%	5.65%	9.38%
Credit Suisse Hedge Fund Index**	7.71%	6.39%	8.04%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2014, were 1.99% of average daily net assets (1.49% excluding fees and expenses of underlying funds in which the Fund invests).

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IRON STRATEGIC INCOME FUND

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class and January 31, 2009 for the Investor Class.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

Iron Strategic Income Fund – Institutional Class

and Credit Suisse Hedge Fund Index. (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class (commencement of Fund operations) and held through September 30, 2014. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2014 and held through September 30, 2014.

6

IRON STRATEGIC INCOME FUND

About Your Fund’s Expenses – (Unaudited) (continued)

Actual Expenses – (Unaudited)

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – (Unaudited)

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

IRON STRATEGIC INCOME FUND

About Your Fund’s Expenses – (Unaudited) (continued)

Iron Strategic Income Fund Institutional Class	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expense Paid During Period April 1, 2014 – September 30, 2014
Actual*	$1,000.00	$998.60	$5.77
Hypothetical**	$1,000.00	$1,019.29	$5.83

Iron Strategic Income Fund Investor Class	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expense Paid During Period April 1, 2014 – September 30, 2014
Actual***	$1,000.00	$996.80	$7.52
Hypothetical**	$1,000.00	$1,017.53	$7.60

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

***	Expenses are equal to the Investor Class annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

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IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2014

Corporate Bonds – 8.69%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 7.68%
AES Corp./The, 8.000%, 10/15/2017	$19,000	$21,375
Ally Financial, Inc., 8.000%, 3/15/2020	2,000,000	2,335,000
Big Heart Pet Brands, 7.625%, 2/15/2019	1,383,000	1,376,085
Burger King Corp., 9.875%, 10/15/2018	2,000,000	2,110,000
Case New Holland, Inc., 7.875%, 12/1/2017	2,000,000	2,232,500
Chesapeake Energy Corp., 6.625%, 8/15/2020	1,624,000	1,799,392
Energy Transfer Equity LP, 7.500%, 10/15/2020	2,000,000	2,235,000
First Data Corp., 12.625%, 1/15/2021	2,000,000	2,400,000
FXCM, Inc., 2.250% 6/15/2018	1,500,000	1,566,562
International Lease Finance Corp., 8.625%, 9/15/2015	2,000,000	2,117,700
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	2,000,000	2,062,500
NRG Energy, Inc., 8.250%, 9/1/2020	2,000,000	2,152,500
Reynolds Group Issuer, Inc., 7.125%, 4/15/2019	2,000,000	2,077,500
SLM Corp., 8.000%, 3/25/2020	2,000,000	2,247,500
Valeant Pharmaceuticals International, 6.875%, 12/1/2018 (a)	2,000,000	2,072,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, 8/15/2020	2,000,000	2,132,500

		30,938,614

Corporate Bonds – Canada – 1.01%
CHC Helicopter SA, 9.250%, 10/15/2020 (b)	1,800,000	1,926,000
Novelis, Inc., 8.750%, 12/15/2020 (b)	2,000,000	2,147,500

		4,073,500

TOTAL CORPORATE BONDS (Cost $33,351,223)		35,012,114

See accompanying notes which are an integral part of these financial statements.

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IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2014

Convertible Notes – 9.25%	Principal Amount	Fair Value
Convertible Notes – Domestic – 8.02%
BGC Partners, Inc., 4.500%, 7/15/2016	$500,000	$528,750
Blucora, Inc., 4.250%, 4/1/2019 (a)	1,500,000	1,511,250
Cobalt International Energy, Inc., 2.625%, 12/1/2019	1,000,000	829,375
Emergent Biosolutions, Inc., 2.875%, 1/15/2021 (a)	1,500,000	1,511,250
Emulex Corp., 1.750%, 11/15/2018 (a)	1,500,000	1,312,500
Huron Consulting Group, Inc., 1.250%, 10/1/2019 (a)	1,000,000	973,750
IAS Operating Partnership LP, 5.000%, 3/15/2018 (a)	1,000,000	962,500
InterDigital, Inc., 2.500%, 3/15/2016	1,000,000	1,027,500
Ixia, 3.000%, 12/15/2015	1,500,000	1,470,000
j2 Global, Inc., 3.250%, 6/15/2029	1,000,000	1,001,875
Liberty Interactive LLC, 3.500%, 1/15/2031	2,500,000	1,378,125
Live Nation Entertainment, Inc., 2.500%, 5/15/2019 (a)	1,500,000	1,551,562
Medicines Co./The, 1.375%, 6/1/2017	1,500,000	1,599,375
Meritage Homes Corp., 1.875%, 9/15/2032	1,500,000	1,502,813
Nuance Communications, Inc., 2.750%, 11/1/2031	1,000,000	991,250
NuVasive, Inc., 2.750%, 7/1/2017	1,000,000	1,115,000
Omnicare, Inc., 3.250%, 12/15/2035	1,000,000	1,036,875
ON Semiconductor Corp., 2.625%, 12/15/2026	1,000,000	1,126,250
Prospect Capital Corp., 5.750%, 3/15/2018	500,000	516,250
Royal Gold, Inc., 2.875%, 6/15/2019	500,000	521,250
RTI International Metals, Inc., 1.625%, 10/15/2019	1,500,000	1,441,875
SEACOR Holdings, Inc., 3.000%, 11/15/2028 (a)	1,000,000	933,750
Starwood Property Trust, Inc., 4.000%, 1/15/2019	1,000,000	1,086,250
Stone Energy Corp., 1.750%, 3/1/2017	1,000,000	1,061,875
Tesla Motors, Inc., 0.250%, 3/1/2019	1,500,000	1,432,500
Toll Brothers Finance Corp., 0.500%, 9/15/2032	1,000,000	1,012,500
Vivus, Inc., 4.500%, 5/1/2020 (a)	1,000,000	733,750

See accompanying notes which are an integral part of these financial statements.

10

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2014

Convertible Notes (continued)	Principal Amount	Fair Value
Convertible Notes – Domestic (continued)
Volcano Corp., 1.750%, 12/1/2017	$1,000,000	$870,625
Walter Investment Management Corp., 4.500%, 11/1/2019	1,500,000	1,271,250

		32,311,875

Convertible Notes – Bermuda – 0.31%
Energy XXI Bermuda Ltd., 3.000%, 12/15/2018 (a) (b)	1,500,000	1,231,875

Convertible Notes – Cayman Islands – 0.19%
Herbalife Ltd., 2.000%, 8/15/2019 (a) (b)	1,000,000	771,880

Convertible Notes – China – 0.73%
Ctrip.com International Ltd., 1.250%, 10/15/2018 (a) (b)	1,500,000	1,564,687
SouFun Holdings Ltd., 2.000%, 12/15/2018 (a) (b)	1,500,000	1,395,938

		2,960,625

TOTAL CONVERTIBLE NOTES (Cost $38,242,620)		37,276,255

See accompanying notes which are an integral part of these financial statements.

11

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2014

Mutual Funds – 51.71%	Shares	Fair Value
Aberdeen Global High Income Fund – Class I	36,770	$364,027
American Beacon High Yield Bond Fund –Institutional Class	42,833	390,210
American Beacon SiM High Yield Opportunities Fund	202,002	2,048,302
BlackRock High Yield Portfolio – BlackRock Class	3,476,369	28,506,223
Columbia High Yield Bond Fund – Class R5	77,867	229,708
Delaware High-Yield Opportunities Fund – Class I	47,059	202,353
Deutsche Global High Income Fund –Institutional Class	181,025	1,283,469
Deutsche High Income Fund –Institutional Class	2,094,468	10,304,784
Eaton Vance High Income Opportunities Fund – Class I	495,942	2,286,294
Eaton Vance Income Fund of Boston –Institutional Class	184,574	1,101,905
Federated High Income Bond Fund – Class A	55,984	431,074
Federated High Yield Trust – Class SS	25,227	170,283
Federated Institutional High-Yield Bond Fund –Institutional Class	471,191	4,740,184
Fidelity Advisor High Income Advantage Fund –Class I	5,863	59,097
Fidelity Capital & Income Fund	3,837	38,258
Fidelity High Income Fund	40,901	375,475
Franklin High Income Fund – Advisor Class	943,508	1,962,496
Goldman Sachs High Yield Fund –Institutional Class	279,242	1,965,861
Hartford High Yield Fund – Class Y	7,445	56,504
Hotchkis and Wiley High Yield Fund – Class I	407,588	5,257,890
Invesco High Yield Fund – Class R5	12,528	54,999
Ivy High Income Fund – Class I	213,931	1,818,413
Janus High-Yield Fund – Class I	699,370	6,357,269
John Hancock Core High Yield Fund – Class I	385,771	4,181,762
JPMorgan High Yield Fund – Select Class	201,437	1,593,367
Loomis Sayles Institutional High Income Fund	784,592	6,394,422
Lord Abbett High Yield Fund – Class I	3,776,767	29,609,851
MainStay High Yield Corporate Bond Fund –Class I	1,988,042	11,769,207

See accompanying notes which are an integral part of these financial statements.

12

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2014

Mutual Funds (continued)	Shares	Fair Value
MFS Global High Yield Fund – Class I	10,300	$67,259
MFS High Income Fund – Class I	201,180	712,177
Northeast Investors Trust	8,591	55,670
Northern High Yield Fixed Income Fund	1,588,957	11,805,952
Nuveen High Income Bond Fund – Class I	662,752	5,951,512
Nuveen Symphony Credit Opportunities Fund –Class I	100,345	2,227,663
Pioneer High Yield Fund – Class Y	1,966	20,843
Principal High Yield Fund – Institutional Class	1,356,198	10,347,790
Principal High Yield I Fund – Institutional Class	13,883	144,385
Prudential High Yield Fund – Class Q	3,165,955	17,919,306
Putnam High Yield Advantage Fund – Class Y	4,451	28,488
Putnam High Yield Trust – Class Y	27,043	211,744
RidgeWorth High Income Fund – Class I	6,645	47,050
RidgeWorth Seix High Yield Fund – Class I	38,592	375,883
T. Rowe Price High Yield Fund – Investor Class	126,332	894,431
T. Rowe Price Institutional High Yield Fund	1,047,257	10,064,144
TIAA-CREF High Yield Fund – Institutional Class	971,377	9,840,051
USAA High Income Fund	1,189,359	10,442,575
Vanguard High-Yield Corporate Fund –Admiral Shares	115,418	691,357
Western Asset High Yield Fund – Class I	327,729	2,946,285

TOTAL MUTUAL FUNDS (Cost $208,869,098)		208,348,252

Exchange-Traded Funds – 2.71%
AdvisorShares Peritus High Yield ETF	42,422	2,126,615
iShares iBoxx $ High Yield Corporate Bond Fund (c)	24,359	2,239,810
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (c)	21,049	2,181,729
PowerShares Fundamental High Yield Corporate Bond Portfolio (c)	114,643	2,182,803
SPDR Barclays High Yield Bond ETF (c)	54,754	2,200,016

TOTAL EXCHANGE-TRADED FUNDS (Cost $11,100,726)		10,930,973

See accompanying notes which are an integral part of these financial statements.

13

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2014

Money Market Securities (d) (e) – 26.61%	Shares	Fair Value
Federated Treasury Obligations Fund – Institutional Shares, 0.01%	24,776,679	$24,776,679
Fidelity Institutional Money Market Treasury Only – Class I, 0.01%	24,776,679	24,776,679
First American Treasury Obligations Fund –Class Z, 0.00% (f)	32,862,360	32,862,360
Wells Fargo Advantage Treasury Plus Money Market Fund – Class I, 0.01%	24,776,679	24,776,679

TOTAL MONEY MARKET SECURITIES (Cost $107,192,397)		107,192,397

TOTAL INVESTMENTS – 98.97% (Cost $398,756,064)		$398,759,991

Other Assets in Excess of Liabilities – 1.03%		4,143,732

TOTAL NET ASSETS – 100.00%		$402,903,723

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Foreign corporate bond denominated in U.S. dollars.
(c)	A portion of this security is on loan as of September 30, 2014. Total fair value of loaned securities is $7,853,759.
(d)	Rate disclosed is the seven day yield as of September 30, 2014.
(e)	All or a portion of these securities are held as collateral for outstanding credit default swap agreements.
(f)	A portion of this security was purchased with cash proceeds for securities on loan and serves as collateral for those securities as of September 30, 2014.

Centrally Cleared Credit Default Swaps – Buy Protection (g)	Name	Acquisition Date	Maturity Date	Implied Credit Spread at September 30, 2014 (h)	Notional Amount (i)	Appreciation/ (Depreciation)
CDX North America High Yield Credit Default Swap Index (Markit CDX. NA. HY. 22) contract to pay a premium equal to 5% of the notional amount.	Markit CDX. NA. HY. 22	9/04/2014 (j)	06/20/2019	3.46%	$217,800,000	$2,267,087

(g)	When a credit event occurs as defined under the terms of the swap contract, the Fund as a buyer of credit protection will either (i) receive a net amount equal to the par value of the defaulted

See accompanying notes which are an integral part of these financial statements.

14

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2014

reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(h)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts during the year will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(i)	The notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index.
(j)	The security was purchased on multiple dates with the initial purchase date shown.

See accompanying notes which are an integral part of these financial statements.

15

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	September 30, 2014

Assets
Investments in securities at fair value (cost $398,756,064) (a)	$398,759,991
Receivable for Fund shares sold	578,282
Receivable for investments sold	2,111,042
Dividends receivable	1,048,861
Interest receivable	936,529
Segregated cash collateral for outstanding swap contracts	10,381,280
Prepaid expenses	25,284

Total Assets	413,841,269

Liabilities
Payable to Adviser	340,244
Payable upon return of securities loaned	8,085,681
Payable for Fund shares redeemed	1,194,530
Payable for net variation margin on swap contracts	1,219,970
Payable to administrator, fund accountant, and transfer agent	33,219
12b-1 fees accrued, Investor Class	5,232
Administration Plan fees accrued, Investor Class	2,093
Payable to trustees and officers	4,357
Other accrued expenses	52,220

Total Liabilities	10,937,546

Net Assets	$402,903,723

Net Assets consist of:
Paid-in capital	$393,351,476
Accumulated undistributed net investment income	171,943
Accumulated undistributed net realized gain from investments	7,109,290
Net unrealized appreciation on:
Investment securities	3,927
Swap contracts	2,267,087

Net Assets	$402,903,723

Net Assets: Institutional Class	$378,575,255

Shares outstanding (unlimited number of shares authorized, no par value)	33,056,945

Net asset value and offering price per share	$11.45

Redemption price per share (NAV * 99%) (b)	$11.34

Net Assets: Investor Class	$24,328,468

Shares outstanding (unlimited number of shares authorized, no par value)	2,109,217

Net asset value and offering price per share	$11.53

Redemption price per share (NAV * 99%) (b)	$11.41

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

16

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Year Ended September 30, 2014

Investment Income
Dividend income	$19,543,202
Interest income	4,244,861
Income from securities loaned	11,410

Total investment income	23,799,473

Expenses
Investment Adviser fee	4,565,001
Administration plan fee, Investor Class	24,061
12b-1 fees, Investor Class	60,154
Administration expenses	241,112
Fund accounting expenses	96,950
Custodian expenses	57,633
Legal expenses	45,865
Transfer agent expenses	72,957
Registration expenses	44,513
Printing expenses	37,062
Insurance expenses	29,946
Audit expenses	20,500
Trustee expenses	16,945
Pricing expenses	13,369
CCO expenses	7,202
Miscellaneous expenses	11,324

Total expenses	5,344,594

Other expense reductions (a)	(1,633)

Net expenses	5,342,961

Net investment income	18,456,512

Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	3,146,597
Net realized gain (loss) on:
Investment securities	13,060,552
Swap contracts	(5,820,025)
Futures contracts	(2,869)
Change in unrealized appreciation (depreciation) on:
Investment securities	(11,988,956)
Swap contracts	2,253,014

Net realized and unrealized gain (loss) on investment securities, swap contracts and futures contracts	648,313

Net increase in net assets resulting from operations	$19,104,825

(a)	Certain funds in which the Fund invests refund a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

17

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$18,456,512	$19,736,752
Long term capital gain dividends from investment companies	3,146,597	388,133
Net realized gain on investment securities, swap contracts and futures contracts	7,237,658	3,805,952
Change in unrealized depreciation on investment securities, swap contracts and futures contracts	(9,735,942)	(2,422,622)

Net increase in net assets resulting from operations	19,104,825	21,508,215

Distributions
From net investment income – Institutional Class	(18,038,608)	(15,506,083)
From net investment income – Investor Class	(975,999)	(232,658)

Total distributions	(19,014,607)	(15,738,741)

Capital Transactions – Institutional Class
Proceeds from shares sold	145,553,829	119,201,277
Reinvestment of distributions	16,820,425	15,240,664
Amount paid for shares redeemed	(198,608,169)	(214,506,391)
Proceeds from redemption fees (a)	5,540	4,509

Total Institutional Class	(36,228,375)	(80,059,941)

Capital Transactions – Investor Class
Proceeds from shares sold	23,845,789	11,981,870
Reinvestment of distributions	953,281	220,788
Amount paid for shares redeemed	(14,349,416)	(2,232,887)
Proceeds from redemption fees (a)	334	456

Total Investor Class	10,449,988	9,970,227

Net decrease in net assets resulting from capital transactions	(25,778,387)	(70,089,714)

Total Decrease in Net Assets	(25,688,169)	(64,320,240)

See accompanying notes which are an integral part of these financial statements.

18

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Net Assets
Beginning of period	428,591,892	492,912,132

End of period	$402,903,723	$428,591,892

Accumulated undistributed net investment income included in net assets at end of period	$171,943	$1,069,748

Share Transactions – Institutional Class
Shares sold	12,444,974	10,370,633
Shares issued in reinvestment of distributions	1,446,163	1,339,525
Shares redeemed	(16,954,436)	(18,718,071)

Total Institutional Class	(3,063,299)	(7,007,913)

Share Transactions – Investor Class
Shares sold	2,024,744	1,030,310
Shares issued in reinvestment of distributions	81,349	19,227
Shares redeemed	(1,221,845)	(192,468)

Total Investor Class	884,248	857,069

Net decrease in shares outstanding	(2,179,051)	(6,150,844)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

19

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Selected Per Share Data:
Net asset value, beginning of period	$11.47	$11.33

Income from investment operations:
Net investment income (a)	0.48	0.52 (b)
Net realized and unrealized gain (loss)	(0.01)	0.04

Total from investment operations	0.47	0.56

Less distributions to shareholders:
From net investment income	(0.49)	(0.42)
Tax Return of Capital	—	—
From net capital gains	—	—

Total distributions	(0.49)	(0.42)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of period	$11.45	$11.47

Total Return (d)	4.14%	5.02%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$378,575	$414,438
Ratio of expenses to average net assets (e)	1.15%	1.15%
Ratio of net investment income to average net assets (a) (e)	4.07%	4.51%
Portfolio turnover rate	45%	43%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the fund invests.

See accompanying notes which are an integral part of these financial statements.

20

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$11.13	$11.96	$11.40

0.52 (b)	0.47	0.62 (b)
0.68	(0.49)	0.57

1.20	(0.02)	1.19

(0.49)	(0.51)	(0.52)
(0.02)	—	—
(0.49)	(0.30)	(0.11)

(1.00)	(0.81)	(0.63)

— (c)	— (c)	— (c)

$11.33	$11.13	$11.96

11.22%	-0.39%	10.66%

$488,713	$548,976	$537,059
1.13%	1.11%	1.15%
4.61%	3.95%	5.33%
72%	98%	95%

See accompanying notes which are an integral part of these financial statements.

21

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Selected Per Share Data:
Net asset value, beginning of period	$11.55	$11.41

Income from investment operations:
Net investment income (a)	0.40	0.45 (b)
Net realized and unrealized gain (loss)	0.04	0.08

Total from investment operations	0.44	0.53

Less distributions to shareholders:
From net investment income	(0.46)	(0.39)
Tax Return of Capital	—	—
From net capital gains	—	—

Total distributions	(0.46)	(0.39)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of period	$11.53	$11.55

Total Return (d)	3.77%	4.60%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$24,328	$14,154
Ratio of expenses to average net assets (e)	1.50%	1.49%
Ratio of net investment income to average net assets (a) (e)	3.64%	3.90%
Portfolio turnover rate	45%	43%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

22

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$11.21	$12.02	$11.47

0.48 (b)	0.56	0.58 (b)
0.68	(0.65)	0.58

1.16	(0.09)	1.16

(0.45)	(0.42)	(0.50)
(0.02)	—	—
(0.49)	(0.30)	(0.11)

(0.96)	(0.72)	(0.61)

— (c)	— (c)	— (c)

$11.41	$11.21	$12.02

10.86%	-0.88%	10.34%

$4,199	$4,084	$20,251
1.48%	1.46%	1.50%
4.26%	4.58%	4.88%
72%	98%	95%

See accompanying notes which are an integral part of these financial statements.

23

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	September 30, 2014

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) is organized as a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Iron Financial, LLC (the “Adviser”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Institutional Class shares were first offered to the public on October 11, 2006; and Investor Class shares were first offered to the public on February 2, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially

24

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The First In, First Out method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net

25

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2014, the Fund made the following reclassifications to increase (decrease) the components of net assets.

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$ 147,875	$ (339,710)	$ 191,835

Swap Agreements – Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the

26

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. Please see Note 4 for information on swap agreement activity during the fiscal year ended September 30, 2014.

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC, the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral;

27

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

(3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). At all times the margin of collateral to fair value of loaned securities shall be at least 102%. As of September 30, 2014, the Fund loaned securities having a fair value of $7,853,759 and received $8,085,681 of cash collateral for the loan from the following counterparties: Jefferies & Company, Inc., RBC Capital Markets, LLC, Newedge USA, LLC, Citigroup Global Markets, Inc., Barclays Capital, Inc., J.P. Morgan Clearing Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Morgan Stanley & Co., LLC, SG Americas Securities, LLC, and TD Ameritrade Clearing, Inc. This cash was invested in money market securities.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

28

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an

29

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

Fixed income securities, including corporate bonds and convertible notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service

30

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in default or otherwise cease to have market quotations readily available.

31

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds*	$—	$35,012,114	$—	$35,012,114
Convertible Notes*	—	37,276,255	—	37,276,255
Mutual Funds	208,348,252	—	—	208,348,252
Exchange-Traded Funds	10,930,973	—	—	10,930,973
Money Market Securities	107,192,397	—	—	107,192,397
Total	$326,471,622	$72,288,369	$—	$398,759,991
*	See schedule of investments for additional country information related to corporate bonds and convertible notes.

	Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Other Financial Instruments**	$—	$2,267,087	$—	$2,267,087
Total	$—	$2,267,087	$—	$2,267,087
**	Credit Default Swaps (reflects net appreciation as of September 30, 2014) – See Note 4 for additional information related to these instruments.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2014.

32

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would allow.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of September 30, 2014, the notional amount of credit default swaps outstanding is $217,800,000 for which the Fund is the buyer of protection.

33

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. At September 30, 2014, the Fund’s custodian held no collateral posted by a counterparty. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian. As of September 30, 2014, the Fund segregated cash collateral for outstanding swap contracts in the amount of $10,381,280.

As of September 30, 2014, the Fund held only centrally cleared credit default swap agreements with Nomura Securities International, Inc., the fair value of which is $12,949,299 at September 30, 2014.

34

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The effect of trading in credit default swap agreements is reflected on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements. The Fund also bought and sold futures contracts during the year, but did not hold them as of September 30, 2014.

At September 30, 2014:

Derivatives – Credit Risk	Location of Derivatives on Statement of Assets & Liabilities
Credit Default Swap Agreements	Payable for net variation margin on swap contracts	$1,219,970

For the year ended September 30, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk: Credit Default Swap Agreements	Net realized and unrealized gain (loss) on swap contracts	$(5,820,025)	$2,253,014

The Fund purchased a total notional value of swap agreements of $946,100,000 during the fiscal year ended September 30, 2014. The total notional value of terminated swap agreements was $748,300,000. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal year ended September 30, 2014.

For the year ended September 30, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Interest Rate Risk: Futures contracts	Net realized and unrealized gain (loss) on futures contracts	75	75	$(2,869)	$—

35

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2014.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Securities Loaned	$8,085,681	$—	$8,085,681	$(8,085,681)	$—	$—
Credit Default Swap Agreements	1,233,870	(13,900)	1,219,970	—	(1,219,970)	—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2014, the Adviser earned a fee of $4,565,001 from the Fund. At September 30, 2014, the Fund owed the Adviser $340,244 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2014, HASI earned fees of $241,112 for administrative services provided to the Fund. At September 30, 2014, HASI was owed $18,968 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2014, HASI earned fees of $72,957 from the Fund for transfer agent services. For the fiscal year ended

36

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

September 30, 2014, HASI earned fees of $96,950 from the Fund for fund accounting services. At September 30, 2014, the Fund owed HASI $6,665 for transfer agent services and $7,586 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the Principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2014. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. For the fiscal year ended September 30, 2014, the 12b-1 expense incurred by the Investor Class was $60,154. Due to the Fund’s investments in underlying mutual funds, the Fund also receives a 12b-1 rebate. For the fiscal year ended September 30, 2014, the amount received was $1,633. The Fund owed the Adviser $5,232 for 12b-1 fees as of September 30, 2014.

The Fund has an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

37

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the fiscal year ended September 30, 2014, the Investor class incurred $24,061 in Admin Plan Fees. At September 30, 2014, the Fund owed the Adviser $2,093 in Admin Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$8,983,281
Other	172,922,086
Sales
U.S. Government Obligations	$8,999,298
Other	270,760,951

38

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2014, Charles Schwab owned, as record shareholder, 43.47% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 9. FEDERAL TAX INFORMATION

As of September 30, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$4,385,768
Gross depreciation	(4,777,605)

Net appreciation (depreciation) on investments	$(391,837)

At September 30, 2014, the aggregate cost of securities for federal income tax purposes was $399,151,829 for the Fund.

The tax characterization of distributions paid for the fiscal years ended September 30, 2014 and September 30, 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	$19,014,607	$15,738,741
Return of Capital	—	—
Long-Term Capital Gain	—	—

Total Distributions	$19,014,607	$15,738,741

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

39

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,560,959
Undistributed long-term capital gain	8,462,212
Accumulated capital and other losses	(1,079,087)
Unrealized appreciation (depreciation)	(391,837)

$9,552,247

As of September 30, 2014, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the tax treatment of credit default swaps and contingent payment debt instruments.

As of September 30, 2014, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$1,079,087	$ —	$1,079,087

NOTE 10. RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

40

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 10. RESTRICTED SECURITIES – continued

At September 30, 2014, the aggregate value of such securities amounted to $16,527,192 and value amounts to 4.10% of the net assets of the Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Blucora, Inc., 4.250%, 4/1/2019	7/22/2014	$1,500,000	$1,598,676	$1,511,250
Ctrip.com International Ltd. , 1.250%, 10/15/2018 (a)	10/31/2013	1,500,000	1,530,932	1,564,687
Emergent Biosolutions, Inc., 2.875%, 1/15/2021	4/1/2014	1,500,000	1,626,777	1,511,250
Emulex Corp., 1.750%, 11/15/2018	5/13/2014	1,500,000	1,366,331	1,312,500
Energy XXI Bermuda Ltd., 3.000%, 12/15/2018 (a)	1/8/2014	1,500,000	1,418,462	1,231,875
Herbalife Ltd., 2.000%, 8/15/2019	8/26/2014	1,000,000	780,796	771,880
Huron Consulting Group, Inc., 1.250%, 10/1/2019 (a)	9/4/2014	1,000,000	1,000,000	973,750
IAS Operating Partnership LP, 5.000%, 3/15/2018	9/13/2013	1,000,000	937,268	962,500
Live Nation Entertainment, Inc., 2.500%, 5/15/2019	7/10/2014	1,500,000	1,570,025	1,551,562
SEACOR Holdings, Inc., 3.000%, 11/15/2028	1/29/2014	1,000,000	963,828	933,750
SouFun Holdings Ltd., 2.000%, 12/15/2018 (a)	4/1/2014	1,500,000	1,501,081	1,395,938
Valeant Pharmaceuticals, 6.875%, 12/01/2018	1/14/2011	2,000,000	2,035,373	2,072,500
Vivus, Inc., 4.500%, 5/1/2020 (a)	10/16/2013	1,000,000	933,391	733,750

				$16,527,192

(a)	The security was purchased on multiple dates with the initial purchase date shown.

41

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2014

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

42

IRON STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Iron Strategic Income Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iron Strategic Income Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 1, 2014

43

IRON STRATEGIC INCOME FUND

Additional Federal Income tax Information (Unaudited)

The Form 1099-DIV you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended September 30, 2014, the Iron Strategic Income Fund designates 35% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the fiscal year ended September 30, 2014, the Iron Strategic Income Fund designates 37% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

44

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment adviser, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

45

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Chairman, Bluegrass Tomorrow, nonprofit organization. Chairman, Lexington Convention and Visitors Bureau.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

46

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Anti-Money Laundering Officer of Capitol Series Trust since September 2013; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, August 2014 to present	Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (January 2011 to present); Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present). Assistant Treasurer, Unified Series Trust (2011 to August 2014); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

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IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

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IRON STRATEGIC INCOME FUND

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

Adviser renewal agreement

The Iron Strategic Income Fund (the “Iron Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Iron Fund and, as required by law, determines annually whether to approve the continuance of the Iron Fund’s management agreement with its investment adviser, Iron Financial, LLC (“Iron”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Iron (the “Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 22, 2014 via teleconference to consider the renewal of the management agreement between the Trust and Iron on behalf of the Iron Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed 15(c) letter to Iron requesting information that the Trustees likely would consider in renewing the Iron Fund’s management agreement, and Iron’s responses; (b) a description of factors considered by the Trustees in approving the management agreement during the prior year; (c) commentary prepared by Iron discussing the Iron Fund’s performance for the year ended February 28, 2014, factors affecting this performance, and why the performance varied from that of the Iron Fund’s benchmark; (d) a schedule of the Iron Fund’s investments as of December 31, 2013; (e) a memorandum prepared by the Administrator comparing the Iron Fund’s performance returns to the returns of the Iron Fund’s benchmark, Morningstar Category Average, and peer group for the year-to-date, three-month, and one-, three- and five-year periods ended February 28, 2014; comparing the Iron Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Iron Fund performance and volatility information as reported by Morningstar; (f) a profitability analysis prepared by Iron with respect to its management of the Iron

49

IRON STRATEGIC INCOME FUND

Adviser renewal agreement (continued)

Fund; (g) a certification from Iron’s Chief Compliance Officer that Iron does not enter into soft-dollar transactions on behalf of the Iron Fund; (h) Iron’s summary balance sheet as of December 31, 2013, and summary income statement for the 2013 calendar year; (i) Iron’s summary of its 2013 Compliance Review; (j) a copy of the current management agreement between the Trust and Iron on behalf of the Iron Fund; and (k) a report from the Trust’s Chief Compliance Officer summarizing his review of Iron’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of Iron, including the Iron Fund’s portfolio managers and Iron’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on May 18—19, 2014, the Trustees approved the continuation of the Trust’s management agreement with Iron on behalf of the Iron Fund for an additional year. The Trustees’ approval of the Iron Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a) The Nature, Extent and Quality of Services – The Trustees reviewed Iron’s responses regarding the resources provided to the Iron Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Iron Fund’s assets. The Trustees determined that Iron’s resources appear reasonable, and specifically noted that Iron continues to provide the services and support of various administrative and professional staff, including two experienced portfolio managers and a chief compliance officer, and that Iron carries its own liability insurance policy. The Trustees considered Iron’s representation that it was not proposing any changes to the level of services provided to the Iron Fund or any changes to the Iron Fund’s investment strategy.

(b) Fund Performance – The Trustees discussed the Iron Fund’s performance, and reviewed materials provided by Iron and the Administrator with respect to this performance. The Trustees noted that Iron had created a peer group of alternative strategy funds (the “Alternative Funds Peer Group”). The Trustees considered Iron’s explanation that it created the Alternative Funds Peer Group by selecting funds that are of a similar size to the Iron Fund from the Morningstar categories that it feels best reflect the Iron Fund’s strategy, and they noted that the peer group appeared to be appropriate for performance comparison purposes. The Trustees noted that, while the Iron Fund’s Institutional Class shares trailed the return of the Iron Fund’s

50

IRON STRATEGIC INCOME FUND

Adviser renewal agreement (continued)

benchmark, the Credit Suisse Hedge Fund Index, over the one-year period ended February 28, 2014, the Institutional Class shares had outperformed the average and median returns of the Alternative Funds Peer Group. The Trustees considered Iron’s explanation that much of the Iron Fund’s underperformance versus the benchmark was attributable to the fact that the Iron Fund has much less equity exposure than the benchmark. The Trustees also considered that the Iron Fund’s Institutional Class shares had outperformed the benchmark and the average return of the Alternative Funds Peer Group over the longer three- and five-year periods. The Trustees considered Iron’s representation that it does not manage any other client accounts using a similar strategy as it uses to manage the Iron Fund.

(c) Fee Rate and Profitability – The Trustees reviewed the Iron Fund’s advisory fee in comparison to the advisory fees of similarly-sized funds in the peer group of non-traditional bond funds, and considered that the Iron Fund’s advisory fee was below the peer group average and median. The Trustees noted Iron’s explanation that it does not manage any other investment vehicles or separate accounts using a similar investment strategy to that which it uses to manage the Iron Fund, and thus comparisons to the advisory fee charged to the Iron Fund versus advisory fees charged to other Iron clients would not be appropriate.

The Trustees next considered the profitability analysis prepared by Iron, which noted that whether or not marketing expenses for the Iron Fund are taken into account, Iron is earning a profit as a result of managing the Iron Fund. The Trustees determined that the profit is not excessive. The Trustees also reviewed Iron’s summary balance sheet as of December 31, 2013, and summary income statement for the 2013 calendar year.

The Trustees considered that the Iron Fund’s Investor Class shares pay a 12b-1 fee of 0.25% to Iron or any broker-dealer, investment adviser, bank or other financial institution to help defray the cost of distributing Investor Class shares or providing services to Investor Class shareholders, and a 0.10% fee under the Iron Fund’s Administrative Services Plan to compensate financial intermediaries that provide administrative services to Investor Class shares. The Trustees noted that they review quarterly reports on the use of 12b-1 and administrative servicing fees, and considered that the reports indicate that these fees are passed through to third-parties. The Trustees also noted Iron’s explanation that it does not enter into soft dollar arrangements on behalf of the Iron Fund.

(d) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Iron as the Iron

51

IRON STRATEGIC INCOME FUND

Adviser renewal agreement (continued)

Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees noted Iron’s representation that it has recently hired third-party marketers to assist in growing the Iron Fund’s assets. The Trustees also considered Iron’s explanation that it is not yet realizing significant economies of scale as a result of managing the Iron Fund at its current asset level, but that it would consider the addition of breakpoints in its management fee should Iron Fund assets continue to grow.

*    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and Iron on behalf of the Iron Fund.

52

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Iron Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.,

Member FINRA/SIPC

www.ironfunds.com

IRON STRATEGIC INCOME FUND

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FCI Bond Fund

Annual Report

September 30, 2014

Fund Adviser:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

FCI Bond Fund

Market Review

The U.S. bond market generated positive returns for the 12 months ended September 30, 2014. The Barclays Intermediate Government / Credit Index increased 2.20% over this time frame. Interest rates decreased on Treasury securities while credit spreads tightened on industrial, financial and utility bonds. Investment grade bonds were the real winner over the last year, as fears over global contagion and credit quality eased. Major fixed income category returns for the past 12 months were as follows: Treasuries 2.28%, Agencies 2.85%, Fixed Rate MBS 3.81%, and Corporates 6.77% (Industrials 7.07%, Utilities 8.57% and Financials 5.72%).

Almost six years of near zero percent interest rates are beginning to awaken the economic giant known as the U.S. There is good and bad news associated with this outcome. Unemployment is falling, financial markets are buoyant, consumer confidence is improving and GDP growth is steady. The downsides to all of this are less accommodation from the nation’s central bank, some excesses in select asset classes and that most of the worlds’ other economies are heading in the opposite direction.

Investors have begun to contemplate the implications from a Federal Reserve whose policy direction may be diverging significantly from other major developed and developing economies. Europe, Japan and China are undertaking new measures to stimulate their economies while the U.S is ending quantitative easing and preparing the markets for consecutive rate increases over the next few years. Unsynchronized monetary policy changes can result in significant shifts in foreign exchange levels. If the Federal Reserve hikes interest rates while Europe and Japan hold their interest rates near zero for three years, the U.S. dollar should increase noticeably, hurting exports and lowering import prices.

Deflationary developments in the currency and commodity markets, coupled with weak growth outlooks in Europe, Asia and Latin America are influencing Fed talking points. Most of the sentiment change in the financial markets regarding diverging monetary policy occurred in mid-summer. Investors contemplating Fed rate hikes when other major central banks stay on hold for years really kick-started the recent disinflation trend. We believe that the recent rate rally will likely continue and bond prices should remain well supported for the foreseeable future.

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The Fund was positioned for a more pro-cyclical growth environment and neutral interest rates and associated narrower corporate bond spreads during the period. Looking forward, it is possible that the relative attractiveness of U.S. Treasury yields and shortfalls in global growth might witness the 10-yr Treasury yield approaching the low 2.00% area over the next few months. It is very hard to conceive of much higher rates in this maturity unless global sovereign 10-Yr yields move in a similar direction. We will be on guard to reduce the interest rate sensitivity of the portfolio when we see more progress on the global economic recovery and/or some further optimism that Ebola can be contained and successfully treated.

1

Performance

For the 12 month period ending 9/30/14, the Fund’s performance was 2.58% compared to the Barclays Intermediate Government/Credit Index’s performance of 2.20% for the same period.

The two major factors that accounted for the Fund’s outperforming the index for the fiscal year ending 9/30/14 were the Income Effect and the Sector/Quality Effect. The Fund was overweight in higher yielding securities, and the enhanced income and performance of these securities added positive performance to the Fund. The Fund also was overweight in corporate bonds and underweight in Treasury bonds (overweight and underweight references compare the Fund’s position to that of the benchmark), and these sector weightings added value for shareholders.

2

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the periods ended September 30, 2014)

		Average Annual Returns
	1 Year	5 Year	Since Inception (October 4, 2005)
FCI Bond Fund	2.58%	3.64%	4.33%
Barclays Capital U.S. Intermediate Government/Credit Bond Index®**	2.20%	3.42%	4.36%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2014 were 0.88% of average daily net assets (after 0.03% expense recapture by the Adviser.) Effective February 1, 2014, the Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding: brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes, any 12b-1 fees; any indirect expenses such as acquired fund fees and expenses; and extraordinary litigation expenses do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2015, subject to the Adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.80% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

3

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and

the Barclays Capital U.S. Intermediate Government/Credit Bond Index*

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the Fund (commencement of Fund operations) and held through September 30, 2014. The Barclays Intermediate U.S. Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2014 to September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

5

SUMMARY OF FUND’S EXPENSES – (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 – September 30, 2014
Actual	$1,000.00	$1,011.60	$4.03
Hypothetical**	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

6

FCI BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2014

CORPORATE BONDS – 75.53%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 62.79%
21st Century Fox America, Inc., 4.500%, 2/15/2021	$800,000	$870,368
Aflac, Inc., 8.500%, 5/15/2019	250,000	316,722
Agilent Technologies, Inc., 5.000%, 7/15/2020	300,000	326,701
American International Group, Inc., 5.850%, 1/16/2018	1,075,000	1,210,207
Amgen, Inc., 4.850%, 11/18/2014	25,000	25,127
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019	75,000	90,631
Applied Materials, Inc., 4.300%, 6/15/2021	225,000	244,151
Associated Banc-Corp, 5.125%, 3/28/2016	300,000	316,883
Associates Corp. NA, 6.950%, 11/1/2018	200,000	234,768
AT&T, Inc., 2.950%, 5/15/2016	675,000	697,401
Bank of America Corp, 6.875%, 4/25/2018	500,000	577,165
Bank of America Corp., 5.650%, 5/1/2018	1,000,000	1,113,208
BB&T Corp., 1.450%, 1/12/2018	500,000	495,525
BlackRock, Inc., 5.000%, 12/10/2019	500,000	565,682
Capital One Financial Corp., 6.750%, 9/15/2017	500,000	571,121
CareFusion Corp., 1.450%, 5/15/2017	310,000	308,584
Celgene Corp., 3.625%, 5/15/2024	500,000	495,664
Citigroup, Inc., 1.250%, 1/15/2016	400,000	402,192
Citigroup, Inc., 6.125%, 11/21/2017	400,000	451,568
Citigroup, Inc., 5.375%, 8/9/2020	550,000	623,189
Credit Suisse USA, Inc., 5.125%, 8/15/2015	425,000	442,203
CVS Caremark Corp., 5.750%, 6/1/2017	400,000	444,745
CVS Caremark Corp., 4.750%, 5/18/2020	225,000	251,646
Discover Financial Services, 5.200%, 4/27/2022	475,000	520,889
Fifth Third Bancorp., 3.625%, 1/25/2016	340,000	352,079
Ford Motor Credit Co. LLC, 3.000%, 6/12/2017	900,000	929,469
General Electric Capital Corp., 5.000%, 1/8/2016	275,000	289,953
General Electric Capital Corp., 6.000%, 8/7/2019	500,000	583,762
Genworth Financial, Inc., 6.515%, 5/22/2018	500,000	563,718
Goldman Sachs Group, Inc./The, 5.350%, 1/15/2016	600,000	634,172
Goldman Sachs Group, Inc./The, 5.375%, 3/15/2020	225,000	250,687
Goldman Sachs Group, Inc./The, 6.000%, 6/15/2020	400,000	460,095
Hartford Financial Services Group, Inc., 5.375%, 3/15/2017	175,000	191,212
Home Depot, Inc./The, 5.400%, 3/1/2016	600,000	640,072
Huntington National Bank/The, 5.375%, 2/28/2019	250,000	261,685
Intuit, Inc., 5.750%, 3/15/2017	250,000	276,003
Jefferies Group LLC, 3.875%, 11/9/2015	200,000	206,540
JPMorgan Chase & Co., 6.000%, 1/15/2018	1,225,000	1,379,384
Juniper Networks, Inc., 4.600%, 3/15/2021	625,000	666,877
KeyCorp, 3.750%, 8/13/2015	500,000	513,620
KLA-Tencor Corp., 6.900%, 5/1/2018	150,000	173,997
Lazard Group LLC, 6.850%, 6/15/2017	280,000	315,677
MetLife, Inc., 6.817%, 8/15/2018	510,000	598,610

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2014

CORPORATE BONDS – 75.53%– continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 62.79% – continued
Morgan Stanley, 5.375%, 10/15/2015	$850,000	$890,424
Morgan Stanley, 5.750%, 1/25/2021	650,000	739,519
PNC Bank NA, 1.300%, 10/3/2016	500,000	503,339
Prudential Financial, Inc., 4.750%, 9/17/2015	200,000	207,954
Prudential Financial, Inc., 5.500%, 3/15/2016	310,000	330,374
Prudential Financial, Inc., 7.375%, 6/15/2019	400,000	487,643
Sempra Energy, 6.500%, 6/1/2016	250,000	272,889
Simon Property Group LP, 6.125%, 5/30/2018	500,000	574,151
Starbucks Corp., 6.250%, 8/15/2017	300,000	340,244
SunTrust Banks, Inc., 6.000%, 9/11/2017	400,000	449,542
Synchrony Financial, 3.750%, 8/15/2021	500,000	504,962
Time Warner, Inc., 3.400%, 6/15/2022	800,000	801,978
US Bank NA, 0.352%, 4/22/2016 (a)	1,000,000	1,000,656
Verizon Communications, Inc., 4.900%, 9/15/2015	510,000	531,078
Viacom, Inc., 3.875%, 12/15/2021	800,000	830,131
WellPoint, Inc., 2.375%, 2/15/2017	500,000	512,203
Wells Fargo & Co., 5.625%, 12/11/2017	450,000	504,008

		30,365,047

TOTAL CORPORATE BONDS – DOMESTIC (Cost $29,523,778)		30,365,047

Corporate Bonds – Australia – 2.47%
Westpac Banking Corp., 0.843%, 1/17/2019 (a)	800,000	806,255
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	390,873

		1,197,128

Corporate Bonds – Canada – 8.39%
Bank of Montreal, 2.500%, 1/11/2017	1,000,000	1,030,211
Bank of Nova Scotia/The, 2.550%, 1/12/2017	1,000,000	1,031,367
Canadian Pacific Railway Co., 6.500%, 5/15/2018	31,000	35,722
EnCana Corp., 3.900%, 11/15/2021	450,000	465,175
Manulife Financial Corp., 3.400%, 9/17/2015	450,000	462,319
Toronto-Dominion Bank/The, 2.500%, 7/14/2016	1,000,000	1,032,013

		4,056,807

Corporate Bond – Isle of Man – 0.70%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	350,000	338,202

Corporate Bond – Netherlands – 1.18%
Deutsche Telekom International Finance BV, 5.750%, 3/23/2016	100,000	106,883
Deutsche Telekom International Finance BV, 6.000%, 7/8/2019	400,000	462,976

		569,859

TOTAL CORPORATE BONDS – FOREIGN (Cost $6,112,181)		6,161,996

TOTAL CORPORATE BONDS (Cost $35,635,959)		36,527,043

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2014

U.S. TREASURY OBLIGATIONS – 11.57%	Principal Amount	Fair Value
U.S. Treasury Note, 2.250%, 7/31/2021	$1,750,000	$1,756,221
U.S. Treasury Note, 2.500%, 8/15/2023	850,000	855,180
U.S. Treasury Note, 2.750%, 2/15/2024	2,913,000	2,981,957

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,574,091)		5,593,358

U.S. GOVERNMENT AGENCIES – 6.19%
Federal Home Loan Banks, 1.500%, 9/30/2024	400,000	400,391
Federal Home Loan Banks, 3.000%, 7/17/2029	1,000,000	1,001,299
Federal Home Loan Banks, 1.000%, 7/23/2029	600,000	597,892
Federal National Mortgage Association, 2.400%, 11/7/2024	600,000	557,978
Federal National Mortgage Association, 2.000%, 7/30/2032	435,000	435,020

TOTAL U.S. GOVERNMENT AGENCIES (Cost $3,005,829)		2,992,580

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 4.96%
Federal Home Loan Mortgage Corp., Pool #A57160, 5.500%, 2/1/2037	46,843	52,656
Federal National Mortgage Association, Pool #832648, 5.000%, 9/1/2035	59,456	65,587
Federal National Mortgage Association, Pool #832949, 5.000%, 9/1/2035	44,874	49,629
Federal National Mortgage Association, Pool #745133, 5.500%, 11/1/2035	86,330	96,675
Federal National Mortgage Association, Pool #845573, 5.500%, 1/1/2036	88,768	100,828
Federal National Mortgage Association, Pool #878104, 5.500%, 4/1/2036	34,817	38,908
Federal National Mortgage Association, Pool #MA1604, 4.000%, 12/1/2041	723,500	763,719
Federal National Mortgage Association, Pool #AB4300, 3.500%, 1/1/2042	482,488	494,241
Federal National Mortgage Association, Pool #AI8577, 3.000%, 8/1/2042	743,012	734,479

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $2,377,450)		2,396,722

PREFERRED STOCKS – 0.23%	Shares
Federal National Mortgage Association, Series S, 8.250%	12,000	110,400

TOTAL PREFERRED STOCKS (Cost $300,000)		110,400

MONEY MARKET SECURITIES – 0.81%
Fidelity Institutional Government Portfolio – Class I, 0.01% (b)	393,344	393,344

TOTAL MONEY MARKET SECURITIES (Cost $393,344)		393,344

TOTAL INVESTMENTS – 99.29% (Cost $47,286,673)		48,013,447
Other Assets in Excess of Liabilities – 0.71%		343,577

TOTAL NET ASSETS – 100.00%		$48,357,024

(a)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2014.
(b)	Rate disclosed is the seven day yield as of September 30, 2014.

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

Assets
Investments in securities at fair value (cost $47,286,673)	$48,013,447
Dividends receivable	7
Interest receivable	403,072
Prepaid expenses	6,820

Total Assets	48,423,346

Liabilities
Payable for fund shares redeemed	17,800
Payable to Adviser	12,569
Payable to administrator, fund accountant, and transfer agent	8,108
Payable to custodian	613
Payable to trustees	3,138
Other accrued expenses	24,094

Total Liabilities	66,322

Net Assets	$48,357,024

Net Assets consist of:
Paid-in capital	$48,106,340
Accumulated undistributed net investment income	49,595
Accumulated undistributed net realized loss from investments	(525,685)
Net unrealized appreciation on investments	726,774

Net Assets	$48,357,024

Shares outstanding (unlimited number of shares authorized, no par value)	4,642,622

Net asset value (“NAV”) and offering price per share	$10.42

Redemption price per share (NAV * 99%) (a)	$10.32

(a)	The Fund charges a 1.00% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2014

Investment Income
Dividend income	$69
Interest income	1,275,764

Total investment income	1,275,833

Expenses
Investment Adviser fee	192,579
Administration expenses	37,198
Fund accounting expenses	23,317
Transfer agent expenses	37,902
Legal expenses	20,732
Registration expenses	9,007
Custodian expenses	5,619
Audit expenses	17,000
Trustee expenses	16,351
Insurance expense	3,842
Pricing expenses	8,818
Report printing expense	9,744
CCO expense	7,429
Miscellaneous expenses	1,315

Total expenses	390,853

Fees waived by Adviser	(11,047)
Fees recouped by Adviser	5,355

Net operating expenses	385,161

Net investment income	890,672

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	125,160
Net change in unrealized appreciation of investment securities	184,149

Net realized and unrealized gain on investments	309,309

Net increase in net assets resulting from operations	$1,199,981

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Decrease in Net Assets due to:
Operations
Net investment income	$890,672	$1,039,050
Net realized gain (loss) on investment securities transactions	125,160	(400,146)
Net change in unrealized appreciation (depreciation) of investment securities	184,149	(1,125,666)

Net increase (decrease) in net assets resulting from operations	1,199,981	(486,762)

Distributions
From net investment income	(905,366)	(996,853)
From net realized gains	(188,744)	(656,674)

Total distributions	(1,094,110)	(1,653,527)

Capital Transactions
Proceeds from shares sold	12,605,491	10,267,903
Reinvestment of distributions	89,274	120,648
Amount paid for shares redeemed	(13,557,334)	(17,159,343)

Net decrease in net assets resulting from capital transactions	(862,569)	(6,770,792)

Total Decrease in Net Assets	(756,698)	(8,911,081)

Net Assets
Beginning of period	49,113,722	58,024,803

End of period	$48,357,024	$49,113,722

Accumulated undistributed net investment income included in net assets at end of period	$49,595	$58,920

Share Transactions
Shares sold	1,203,656	966,569
Shares issued in reinvestment of distributions	8,566	11,431
Shares redeemed	(1,296,819)	(1,629,551)

Net decrease in shares outstanding	(84,597)	(651,551)

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2014	2013	2012	2011	2010
Selected Per Share Data:
Net asset value, beginning of period	$10.39	$10.79	$10.43	$10.86	$10.47

Income (loss) from investment operations:
Net investment income	0.20	0.20	0.31	0.36	0.43
Net realized and unrealized gains (losses)	0.07	(0.29)	0.42	(0.22)	0.40

Total income (loss) from investment operations	0.27	(0.09)	0.73	0.14	0.83

Less distributions:
From net investment income	(0.20)	(0.19)	(0.32)	(0.36)	(0.42)
From net realized gain	(0.04)	(0.12)	(0.05)	(0.21)	(0.02)

Total distributions	(0.24)	(0.31)	(0.37)	(0.57)	(0.44)

Paid in capital from redemption fees	–	–	– (a)	–	– (a)

Net asset value, end of period	$10.42	$10.39	$10.79	$10.43	$10.86

Total Return (b)	2.58%	(0.83)%	7.17%	1.45%	8.12%
Ratios and Supplemental Data:
Net assets, end of period (000)	$48,357	$49,114	$58,025	$33,599	$35,145
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.81%	0.77%	0.88%	0.87%	0.96%
Ratio of net investment income to average net assets	1.85%	1.82%	2.93%	3.37%	3.97%
Ratio of net investment income to average net assets before reimbursement/recoupment	1.84%	1.85%	2.85%	3.30%	3.81%
Portfolio turnover rate	42%	72%	66%	55%	63%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

13

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2014

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2014, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on

14

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the year ended September 30, 2014, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$ 1	$ 5,369	$ (5,370)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities, including preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, foreign corporate bonds, U.S. government agencies and U.S. government mortgage backed agencies, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. All foreign bonds are denominated in U.S. dollars. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

16

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at September 30, 2014, in valuing the Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Domestic Corporate Bonds	$–	$30,365,047	$–	$30,365,047
Foreign Corporate Bonds	–	6,161,996	–	6,161,996
U.S. Treasury Obligations	–	5,593,358	–	5,593,358
U.S. Government Agencies	–	2,992,580	–	2,992,580
U.S. Government Mortgage Backed Agencies	–	2,396,722	–	2,396,722
Preferred Stocks	110,400	–	–	110,400
Money Market Securities	393,344	–	–	393,344
Total	$503,744	$47,509,703	$–	$48,013,447

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended September 30, 2014, the Fund had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

17

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2014, the Adviser earned fees of $192,579 from the Fund. At September 30, 2014, the Adviser was owed $12,569 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2015.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2014, were as follows:

Amount	Subject to Repayment Until September 30,
$28,588	2015
11,047	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2014, HASI earned fees of $37,198 for administrative services provided to the Fund. At September 30, 2014, HASI was owed $3,209 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended September 30, 2014, the Custodian earned fees of $5,619 from the Fund for custody services provided to the Fund. At September 30, 2014, the Custodian was owed $613 by the Fund for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2014, HASI earned fees of $37,902 for transfer agent services expenses in providing transfer agent services for the Fund. At September 30, 2014, the Fund owed HASI $2,894 for transfer agent services expenses. For the fiscal year ended September 30, 2014, HASI earned fees of $23,317 for fund accounting services provided to the Fund. At September 30, 2014, HASI was owed $2,005 by the Fund for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the fiscal year ended September 30, 2014. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of

18

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2014

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$10,001,265
Other	10,298,960
Sales
U.S. Government Obligations	$15,151,396
Other	4,634,047

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2014, affiliated entities of Midwest Trust Company, affiliates of the Adviser, for the benefit of its customers, owned 90.81% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of September 30, 2014, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$1,109,298
Gross (Depreciation)	(382,524)

Net Appreciation (Depreciation) on Investments	$726,774

At September 30, 2014, the aggregate cost of securities for federal income tax purposes was $47,286,673 for the Fund.

19

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2014

NOTE 8. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions for the fiscal years ended September 30, 2014 and September 30, 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	$905,880	$1,257,591
Long-Term Capital Gain	188,230	395,936

Total Distributions	$1,094,110	$1,653,527

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$49,595
Capital Loss Carryforward	(525,685)
Net Unrealized appreciation (depreciation)	726,774

$250,684

As of September 30, 2014, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $525,685.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FCI Bond Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FCI Bond Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 26, 2014

21

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

22

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Independent Trustees – (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Anti-Money Laundering Officer of Capitol Series Trust since September 2013; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Joseph L. Rezabek (Age – 46) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012, Director since May 2014; Executive Vice President, The Huntington National Bank since March 2012; President of Huntington Funds since February 2013; President of Huntington Strategy Shares since February 2013, Director of Unified Financial Securities, Inc. since May 2014; Managing Director, Citi from 2006 to 2012.

23

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Interested Trustees & Officers – (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary Richmond (Age – 34) Treasurer and Chief Financial Officer, August 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011, Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 67) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 39) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 14 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

24

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The FCI Bond Fund (the “FCI Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the FCI Fund and, as required by law, determines annually whether to approve the continuance of the FCI Fund’s management agreement with its investment adviser, Financial Counselors, Inc. (“FCI”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or FCI (the “Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 22, 2014 via teleconference to consider the renewal of the management agreement between the Trust and FCI on behalf of the FCI Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (a) a detailed 15(c) letter to FCI requesting information that the Trustees likely would consider in reviewing the Management Agreement, and FCI’s responses; (b) a description of factors considered by the Trustees in approving the management agreement during the prior year; (c) FCI’s commentary on the FCI Fund’s performance over the twelve-months ended February 28, 2014, factors affecting this performance, and why the performance varied from that of the FCI Fund’s benchmark; (d) a schedule of the FCI Fund’s investments as of December 31, 2013; (e) a memorandum prepared by the Administrator comparing the FCI Fund’s performance returns to those of its benchmark and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended February 28, 2014; comparing the FCI Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other FCI Fund performance and volatility information as reported by Morningstar; (f) the consolidated balance sheet for MTC Holding Corporation, FCI’s parent company, as of December 31, 2013, and consolidated income statement for the year ended December 31, 2013; (g) a profitability analysis prepared by FCI with respect to its relationship with the FCI Fund; (h) a soft dollar report prepared by FCI; (i) a report prepared by FCI of its 2013 compliance program review; (j) a copy of the current management agreement and expense cap agreement between the Trust and FCI on behalf of the FCI Fund; and (k) a report from the Trust’s Chief Compliance Officer summarizing his review of FCI’s compliance policies and procedures. After discussing the materials, the Committee contacted certain executives of FCI, including FCI’s Chief Executive Officer, Chief Compliance Officer, and Co-Chief Investment Officer and Co-Portfolio Manager of the FCI Fund, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on May 18 - 19, 2014, the Trustees approved the continuation of the Trust’s management agreement with FCI on behalf of the FCI Fund for an additional year. The Trustees’ approval of the FCI Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a) The Nature, Extent and Quality of Services – The Trustees reviewed FCI’s responses regarding the resources provided to the FCI Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the FCI Fund’s assets. The Trustees determined that FCI’s resources appear reasonable, and specifically noted that FCI continues to provide the services and support of various administrative and professional staff, including two experienced portfolio managers and a chief compliance officer. The Trustees also considered FCI’s representation that it manages approximately $5.4 billion in assets for all clients including the FCI Fund, and that it maintains D&O/E&O insurance coverage. The Trustees noted FCI’s confirmation that it was not proposing any changes to the level of services provided to the FCI Fund and that it did not intend to make any changes to the FCI Fund’s investment strategy.

25

(b) Fund Performance – The Trustees discussed the FCI Fund’s performance and reviewed materials provided by FCI and the Administrator with respect to this performance. The Trustees noted that the FCI Fund had outperformed the average and median returns of its peer group, and also had outperformed its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, over the one-year period ended February 28, 2014. The Trustees also noted that the FCI Fund’s performance trailed its peer group average over the longer three- and five-year periods, while underperforming the benchmark over the three-year period and outperforming it over the five-year period. The Trustees considered FCI’s explanation that its peer group tends to be more aggressive, with longer durations, resulting in the FCI Fund’s underperformance over longer periods and outperformance over the one-year period.

The Trustees also reviewed the performance of a composite of private accounts managed by FCI using a strategy similar to that which it uses to manage the FCI Fund, and noted that the FCI Fund had outperformed this composite over the one-, three-, and five-year periods ended February 28, 2014.

(c) Fee Rate and Profitability – The Trustees considered that the FCI Fund’s gross and net advisory fees are higher than the peer group average and median, though the FCI Fund’s total net expense ratio (after fee waivers/expense reimbursements) is lower than the peer group median and equal to the peer group average. The Trustees noted FCI’s explanation that the advisory fee charged to the FCI Fund is higher than the advisory fee typically charged to FCI’s separate accounts managed in a similar style because of the additional costs of mutual fund compliance and reporting required for the FCI Fund.

The Trustees reviewed a profitability analysis prepared by FCI and noted that, whether or not marketing expenses are deducted, FCI is not realizing a profit as a result of managing the FCI Fund. The Trustees also reviewed and discussed the consolidated financials of MTC Holding Corporation, FCI’s parent company, and noted that the parent company’s financials appear to be in order.

The Trustees considered other potential benefits that FCI may receive in connection with its management of the FCI Fund. These benefits include third-party research obtained by soft dollars generated by certain FCI Fund transactions, which may be used to benefit the FCI Fund along with other FCI advisory clients. The Trustees noted that FCI directs the FCI Fund’s brokerage transactions to brokers who provide access to such research services, and considered FCI’s representation that the average per share commission rates paid by the FCI Fund are the same for both execution only and soft dollar arrangements.

(d) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by FCI as the FCI Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees noted that the FCI Fund is relatively small, FCI is still capping the FCI Fund’s expenses, and FCI is not making a profit as a result of managing the FCI Fund. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances–e.g., the growth of the FCI Fund—may render it appropriate to do so.

****

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of the management agreement between the Trust and FCI on behalf of the FCI Fund.

26

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2014, the Fund designated $188,230 as long-term capital gain distributions.

27

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Zachary Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

28

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

29

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The FCI Bond Fund:	FY 2014	$13,500
	FY 2013	$14,000

The Appleseed Fund:	FY 2014	$15,000
	FY 2013	$15,000

The Iron Fund:	FY 2014	$17,500
	FY 2013	$17,500

(b)	Audit-Related Fees

Registrant

The FCI Bond Fund:	FY 2014	$0
	FY 2013	$0

The Appleseed Fund:	FY 2014	$0
	FY 2013	$0

The Iron Fund:	FY 2014	$0
	FY 2013	$0

(c)	Tax Fees

Registrant

The FCI Bond Fund:	FY 2014	$2,500
	FY 2013	$2,500

The Appleseed Fund:	FY 2014	$3,000
	FY 2013	$3,000

The Iron Fund:	FY 2014	$3,000
	FY 2013	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

The FCI Bond Fund:	FY 2014	$0
	FY 2013	$0

The Appleseed Fund:	FY 2014	$0
	FY 2013	$0

The Iron Fund:	FY 2014	$0
	FY 2013	$0

Nature of the fees: Fund Accounting system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2014	$0	$0
FY 2013	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date	11/25/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date	11/25/2014

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/25/2014